Exhibit 10.1






                        PUBLIC ELECTRICITY SUPPLY LICENSE





                                     - for -





                          South Western Electricity plc





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                                      NOTE

                       The licenseholder is subject to the
                      environmental obligations set out in
                       Schedule 9 (Preservation of Amenity
                   and Fisheries) of the Electricity Act 1989




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                                TABLE OF CONTENTS

                                                                          Page

PART I:    TERMS OF THE LICENSE

PART II:   THE CONDITIONS



1.         Interpretation                                                   2


2.         Separate accounts for Separate Businesses.                      18

3.         Charge restriction conditions: definitions.                     23

3A.        Initial restriction of distribution charges.                    33

3B.        Initial restriction of supply charges.                          39

3C.        Supplementary restrictions on supply charges to regulated
           customers.                                                      46

3D.        Restriction of distribution charges and of supply charges:
           adjustments                                                     49

3E.        Information to be provided to the Director in connection
           with the charge restriction conditions.
                                                                           51

3F.        Allowances in respect of security costs.                        58

3G.        Duration of charge restriction conditions.                      62

4.         Prohibition of cross-subsidies and of discrimination.
                                                                           65

5.         Obligation on economic purchasing.                              67

6.         Restriction of own-generation capacity.                         70

7.         Tariffs.                                                        77

8. Basis of charges for top-up and standby supplies or sales of electricity, use of system and connection to the system: requirements for transparency.
                                                                           78

8A.        Non-discrimination in the provision of top-up or standby
           supplies or sales of electricity, use of system and connection
           to the system.                                                  84


                                        i

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8B.        Requirement to offer terms.                                     87

8C.        Functions of the Director.                                      92

9.         Distribution system planning standard and quality of
           service.                                                        94

10.        Generation security standard.                                   95

11.        Distribution Code                                               100

12.        Restriction of use of certain information
                                                                           104

13.        Compliance with the Grid Code.                                  108

14.        Security arrangements.                                          109

15.        Pooling and Settlement Agreement.                               110

16.        Conditions of supply affecting tariff customers' statutory
           rights.                                                         111



17.        Licensee's apparatus on tariff customers' side of meter.        113

18.        Code of practice on payment of bills.
                                                                           114

19.        Methods for dealing with tariff customers in default.
                                                                           116

20.        Provision of services for persons who are of pensionable
           age or disabled.
                                                                           118

21.        Standards of performance.                                       120

22.        Efficient use of electricity.                                   121

23.        Complaint handling procedure.                                   123

24.        Relations with relevant consumers' committee.
                                                                           125

25.        Health and safety of employees.                                 126

26.        Requirement to enter certain agreements.
                                                                           127

27.        Disposal of relevant assets.                                    128


                                       ii

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28.         Provision of information to the Director.
                                                                           131

29.         Payment of fees.                                               134

SCHEDULE 1: Description of authorized area.                                137

SCHEDULE 2: Terms as to revocation.                                        140

SCHEDULE 3: Supplementary provisions of the charge restriction
            conditions.                                                    143

PART A Principles for attribution of the fossil fuel levy and of payments in lieu thereof, transmission connection point charges, remote transmission asset rentals and distribution losses.


                                                                           143

PART B      EHV premises.                                                  146

PART C      Excluded services.                                             147

PART D      Regulated distribution unit categories.
                                                                           151

PART E      Calculation of factor in respect of distribution
            losses.
                                                                           153

PART F      Electricity purchase costs.                                    157





                                       iii

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                          PART I: TERMS OF THE LICENSE


1. The Secretary of State, in exercise of the powers conferred by Section 6(1)(c), Section 6(6) and Section 7 of the Electricity Act 1989 (hereinafter referred to as the "Act") hereby licenses South Western Electricity plc (registered in England under number 2366894) as public electricity supplier to supply electricity to any premises in the authorized area designated in Schedule 1 below during the period specified in paragraph 3 below, subject to the Conditions set out in
   Part II and Schedule 3 below (hereinafter referred to as the "Conditions").

2. The Conditions are subject to modification or amendment in accordance with their terms of with Sections 11, 14 or 15 of the Act. This license is further subject to the terms as to revocation specified in Schedule 2.

3. This license shall come into force on the transfer date appointed under
   Section 65 of the Act and unless revoked in accordance with the provisions of Schedule 2 shall continue until determined by not less than 25 years' notice in writing given by the Secretary of State to the licensee, such notice not to be served earlier than a date being 10 years after the license comes into force.








                                                                   JOHN WAKEHAM
26th March, 1990                                  Secretary of State for Energy

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                             PART II: THE CONDITIONS

         Condition 1:  Interpretation

1. Unless the contrary intention appears, words and expressions used in the Conditions shall be construed as if they were in an Act of Parliament and the Interpretation Act 1978 applied to them and references to an enactment shall include any statutory modification or re-enactment thereof after the date when this license comes into force.

2.       Any word or expression defined for the purposes of any provision of
         Part I of the Act shall, unless the contrary intention appears, have the same meaning when used in the Conditions.

3.       In the Conditions unless the context otherwise requires:


"affiliate"                       in relation to the licensee means any
                                  holding company or subsidiary of the
                                  licensee or any subsidiary of a holding
                                  company of the licensee, in  each case
                                  within the meaning of Sections 736, 736A and 736B of the Companies Act 1985 as substituted by Section 144 of the Companies
                                  Act 1989 and if that section is not in force at the date of grant of this license as if such section were in force at such date.

"Auditors"                        means the licensee's
                                  auditors for the
                                  time being holding
                                  office in accordance
                                  with the
                                  requirements of the
                                  Companies Act 1985.

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"authorized"                      in relation to any
                                  business or activity
                                  means authorized by
                                  license granted
                                  under Section 6 or
                                  exemption granted
                                  under Section 5 of
                                  the Act.

"authorized area"                 means the area from time to time comprised
                                  in Schedule 1 to this license.

"authorized electricity operator" means any person (other than the licensee)
                                  who is authorized to generate, transmit or supply electricity and for the purpose of Conditions 8A to 8C inclusive shall include any person who has made application to be so authorized which application has not been refused and any person transferring electricity to or from England and Wales across an interconnector or who has made application for use of interconnector which has not been refused.

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"connection charges"              means charges made or levied or to be
                                  made or levied for the carrying out
                                  (whether before of after the date on which the license comes into force) of works and provision and installation of electrical plant, electric lines and ancillary meters in constructing or modifying entry and exit points on the licensee's distribution system together with charges in respect of maintenance and repair of such items in so far as not otherwise recoverable as use of system charges and in respect of disconnection and the removal of electrical plant, electric lines and ancillary meters following disconnection, all as more fully described in paragraphs 4 and 7 of Condition 8, whether or not such charges are annualized.

"customer"                        means any person
                                  supplied or entitled
                                  to be supplied with
                                  electricity by the
                                  licensee or, as the
                                  case may be, by an
                                  affiliate or related
                                  undertaking of the
                                  licensee but shall
                                  not include any
                                  authorized
                                  electricity operator
                                  in its capacity as
                                  such.

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"declared net capacity"           means in relation to generation plant, the
                                  highest generation of electricity, at the main alternator terminals, which can be maintained for an indefinite period of time without causing damage to the plant less so much of that capacity as is consumed by the plant.

"designated"                      in relation to any agreement or arrangement
                                  or code or proposal therefor means
                                  designated by the Secretary of State or on his behalf by such means as he may consider appropriate whether for the purposes of any Condition of this license or otherwise, but so that an agreement or arrangement or code or proposal therefor so designated may at the discretion of the Secretary of State cease to be designated if amended or modified in any material respect.

"Distribution Business"           means the business of the licensee or any
                                  affiliate or related undertaking in or
                                  ancillary to the distribution (whether for its own account or that of third parties) of electricity through the licensee's distri-bution system and shall include any business in providing connections to the licensee's distribution system.

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"Distribution Code"               means the
                                  Distribution Code
                                  required to be drawn
                                  up pursuant to
                                  Condition 11, as
                                  from time to time
                                  revised with the
                                  approval of the
                                  Director.

"electricity purchase contract"   shall include any
                                  contract or
                                  arrangement under
                                  which provision is
                                  made for the making
                                  or receipt of
                                  payments by
                                  reference to the
                                  difference between

                                  (a) an amount specified or ascertainable under the terms of such contract or arrangement; and

                                  (b) the price at which electricity is sold or purchased under the Pooling and Settlement Agreement or any component of either of such prices;

                                  and

"electricity sale contract"       shall by construed accordingly.

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"equivalent megawatt"             in circumstances where demand is only
                                  measured in mega volt amperes means mega volt amperes converted into mega watts using for this purpose a power factor of 0.9 mega watts per mega volt ampere of such other factor as may with the approval of the Director be taken as being appropriate having regard to electrical characteristics of the supply, and cognate expressions shall be construed accordingly.

"financial year"                  bears the meaning given to it at paragraph 1
                                  of Condition 2.

"Fuel Security Code"              means
                                  the document of that
                                  title designated as
                                  such by the
                                  Secretary of State
                                  as from time to time
                                  amended.

"Generation Business"             means the business (if any) in the
                                  generation of electricity being a business involving own-generation sets or in which there is an accountable interest in generation sets, as defined for the purposes of Condition 6.

"generation set"                  means any plant
                                  of apparatus for the
                                  production of
                                  electricity and
                                  shall where
                                  appropriate include
                                  a generating station
                                  comprising more than
                                  one generation set.

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"Grid Code"                       means the Grid
                                  Code required to be
                                  drawn up by the
                                  Transmission Company
                                  and approved by the
                                  Director as from
                                  time to time revised
                                  with the approval of
                                  the Director.

"grid supply point"               means
                                  any point where
                                  electricity is
                                  delivered to the
                                  licensee's
                                  distribution system
                                  from the
                                  transmission system.

"interconnectors"                 means the electric
                                  lines and electrical
                                  plant and meters
                                  owned or operated by
                                  the Transmission
                                  Company solely for
                                  the transfer of
                                  electricity to or
                                  from the
                                  transmission system
                                  into or out of
                                  England
                                  and Wales.

"licensee"                        means South Western Electricity plc
                                  (registered in England under number
                                  2366894) and (where the context so
                                  requires) shall include any Area Board in respect of which the licensee is the successor company.

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"licensee's distribution system"  means the system of electric lines situated wholly or partly within the authorized area owned or operated by the licensee for distribution of electricity between the grid supply points or generation sets or other entry points and the points where it is delivered to customers or authorized electricity operators, and includes any remote transmission assets owned by the Transmission Company operated by the licensee and any electrical plant and meters owned or operated by the licensee in connection with the distribution of electricity and references to the distribution of electricity and references to the distribution system of any authorized electricity operator shall be construed accordingly.

"megawatt" or "MW"                includes an equivalent megawatt.

"1 MW customer"                   means
                                  any customer other
                                  than an over 1 MW
                                  customer in its
                                  capacity as such.

"1 MW premises"                   means any premises other than over 1 MW
                                  premises.

"over 1 MW customer"              means a customer supplied at over 1 MW
                                  premises, but shall not include such
                                  customer insofar as supplied at 1 MW
                                  premises.

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"over 1 MW premises"              means premises supplied by the licensee at
                                  which the average of the maximum monthly demands in the three months of highest maximum demand in any period of twelve consecutive months commencing on or after January 1989 exceeds one megawatt or one equivalent megawatt.

"Pooling and Settlement Agreement"means the agreement of that title approved
                                  (or to be approved) by the Secretary of
                                  State or by the Director as from time to time amended with the approval of the Director (where so required pursuant to its terms) and shall where the context permits include the Initial Settlement Agreement approved (or to be approved) by the Secretary of State (as from time to time amended with the consent of the Secretary of State).

"related undertaking"             in relation to the licensee means any
                                  undertaking in which the licensee has a
                                  participating interest as defined by Section
                                  22 of the Companies Act 1989 and if that
                                  section is not in force at the date of grant of this license as if such section were in force at such date.

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"relevant consumers' committee"   means the
                                  committee appointed
                                  by the Director
                                  under Section 2 of
                                  the Act for the area
                                  for which this
                                  licensee is the
                                  public electricity
                                  supplier.

"relevant premises"               means any premises of or occupied by the
                                  licensee open to customers in the normal course of the licensee's business.

"remote transmission assets"      means any electric lines, electrical plant or
                                  meters owned by the Transmission
                                  Company which (a) are embedded in the
                                  distribution system of the licensee or any authorized electricity operator other than the Transmission Company and are not directly connected by lines or plant owned by the Transmission Company to a sub-station owned by the Transmission Company and
                                  (b) are by agreement between the
                                  Transmission Company and the licensee or such authorized electricity operator operated under the direction and control of the licensee or such authorized electricity operator.

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"Retail Price Index"              means
                                  the general index of
                                  retail prices
                                  published by the
                                  Department of
                                  Employment each
                                  month in respect of
                                  all items or:

                                  (a) if the index for
                                  any month in any
                                  year shall not have
                                  been published on or
                                  before the last day
                                  of the third month
                                  after such month,
                                  such index for such
                                  month or months as
                                  the Director may
                                  after consultation
                                  with the licensee
                                  determine to be
                                  appropriate in the
                                  circumstances; or

                                  (b) if there is a
                                  material change in
                                  the basis of the
                                  index, such other
                                  index as the
                                  Director may after
                                  consultation with
                                  the licensee
                                  determine to be
                                  appropriate in the
                                  circumstances.

"Second-Tier Supply Business"     means the authorized
                                  business (if any) of
                                  the licensee or any
                                  affiliate or related
                                  undertaking as a
                                  private electricity
                                  supplier.

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"Separate Business"               means each of the Distribution, Supply,
                                  Second-Tier Supply and Generation
                                  Businesses taken separately from one
                                  another and from any other business of the licensee, but so that where all or any part of such business is carried on by an affiliate or related undertaking of the licensee such part of the business as is carried on by that affiliate or related undertaking shall be consolidated with any other such business of the licensee (and of any other affiliate or related undertaking) so as to form a single Separate Business.

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"standby"                         means the periodic or intermittent supply or
                                  sale of electricity:

                                  (a) to an authorized
                                  electricity operator
                                  to make good any
                                  shortfall in the
                                  availability of
                                  electricity to that
                                  operator for the
                                  purposes of its
                                  supply of
                                  electricity to
                                  persons seeking such
                                  supply; or

                                  (b) to a customer of
                                  the licensee to make
                                  good any shortfall
                                  between the
                                  customer's total
                                  supply requirements
                                  and that met either
                                  by its own
                                  generation or by
                                  electricity supplied
                                  by an authorized
                                  electricity operator
                                  other than the
                                  licensee

                                  such standby supply
                                  or sale being
                                  provided at such
                                  entry or exit point
                                  on the licensee's
                                  distribution system
                                  as the operator or
                                  customer may
                                  request.

"Supply Business"                 means the
                                  authorized business
                                  of the licensee as
                                  public electricity
                                  supplier in the
                                  authorized area, but
                                  shall not include
                                  any activities
                                  forming part of the
                                  Distribution
                                  Business.

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"top-up"                          means the supply or sale of electricity on a
                                  continuing or regular basis:

                                  (a) to an authorized
                                  electricity operator
                                  to make good any
                                  shortfall in the
                                  availability of
                                  electricity
                                  (including, where
                                  that operator is
                                  using the licensee's
                                  distribution system,
                                  to make good any
                                  distribution losses
                                  on that system) to
                                  that operator for
                                  the purposes of its
                                  supply of
                                  electricity to
                                  persons seeking such
                                  supply; or

                                  (b) to a customer of
                                  the licensee to make
                                  good any shortfall
                                  between the
                                  customer's total
                                  supply requirements
                                  and that met either
                                  by its own
                                  generation or by
                                  electricity supplied
                                  by an authorized
                                  electricity operator
                                  other than licensee

                                  such top-up supply
                                  or sale being
                                  provided at such
                                  entry or exit point
                                  on the licensee's
                                  distribution system
                                  as the operator or
                                  customer may
                                  request.

"transfer date"                   means such
                                  date as may be
                                  appointed by the
                                  Secretary of State
                                  by order under
                                  Section 65 of the
                                  Act.

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"Transmission Company"            means The
                                  National Grid
                                  Company plc or any
                                  other holder for the
                                  time being of a
                                  license to transmit
                                  electricity in
                                  England and Wales
                                  under Section
                                  6(1)(b) of the Act.

"transmission system"             means the system consisting (wholly or
                                  mainly) of high voltage electric lines owned or operated by the Transmission Company and used for the transmission of electricity from one generating station to a sub-station or to another generating station, or between sub-stations or to any interconnector, and includes any electrical plant and meters owned or operated by the Transmission
                                  Company in connection with the
                                  transmission of electricity but shall not include any remote transmission assets.

"undertaking"                     bears the meaning ascribed to that
                                  expression by Section 259 of the Companies
                                  Act 1985 as substituted by Section 22 of the Companies Act 1989 and if that section is not in force at the date of grant of this license as if such section were in force at such date.

"use of system"                   means use of the licensee's distribution
                                  system for the transport of electricity by the licensee or any authorized electricity operator.

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"use of system charges"           means charges made or levied or to be
                                  made or levied by the licensee for the
                                  provision of services as part of the
                                  Distribution Business to any authorized
                                  electricity operator or to the licensee for the purposes of its Supply Business as more fully described at paragraph 3 of Condition 8 and at paragraph C2 of Part C of
                                  Schedule 3 to this license, but shall not include connection charges.


4. Any reference to a numbered Condition (with or without a suffix letter) or Schedule is a reference to the Condition (with or without a suffix letter) or Schedule bearing that number in this license, and any reference to a numbered paragraph (with or without a prefix or a suffix letter) is a reference to the paragraph bearing that number (with or without a prefix or a suffix letter) in the Condition or Schedule in which the reference occurs.

5. In construing the Conditions, the heading or title of any Condition or paragraph shall be disregarded.

6. Where, in the Conditions, any obligation of the licensee is required to be performed within a specified time limit that obligation shall be deemed to continue after that time limit if the licensee fails to comply with that obligation within that time limit.

7. The provisions of Section 109 of the Act shall apply for the purposes of the delivery or service of any documents, directions or notices to be delivered or served pursuant to any Condition, and directions issued by the Director pursuant to any Condition shall be delivered or served as aforesaid.

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             Condition 2: Separate accounts for Separate Businesses

1. The first financial year of the licensee shall run from 1st April 1990 to 31st March 1991, and thereafter each financial year of the licensee shall run from 1st April to the following 31st March.

2. The remaining paragraphs of this Condition apply for the purpose of ensuring that the licensee (and any affiliate or related undertaking) maintains accounting and reporting agreements which enable separate accounts to be prepared for each Separate Business and showing the financial affairs of each such Separate Business.

3.       The licensee shall in respect of each Separate Business:

(a) keep or cause to be kept for the period referred to in Section 222(5)(b) of the Companies Act 1985 and in the manner referred to in that section such accounting records in respect of each Separate Business as would by Section 221 of the Companies Act 1985 be required to be kept in respect of each business if it were carried on by a separate company, so that the revenues, costs, assets, liabilities, reserves and provisions of , or reasonably attributable to, each Separate Business are separately identifiable in the books of the licensee (and any affiliate or related undertaking) from those of any other business; and

(b)  prepare on a consistent basis from such accounting records in respect of:

         (i) the financial year commencing on 1st April 1990 and each subsequent financial year, accounting statements comprising a profit and loss account, a balance sheet and a statement of source and application of funds, together with notes thereto, and showing separately in respect of each Separate Business and in appropriate detail the amounts of any revenue, cost, asset, liability, reserve or provision which has been either:
         (A) charged from or to any other business (whether or not a Separate Business) together with a description of the basis of that charge; or

         (B) determined by apportionment or allocation between any Separate Business and any other business (whether or not a Separate Business) together with a description of the basis of the apportionment or allocation; and

         (ii) the first six months of the financial year commencing on 1st April 1990 and of each subsequent financial year, an interim profit and loss account; and

(c) procure, in respect of the accounting statements prepared in accordance with this Condition in respect of a financial year, a report by the Auditors and addressed to the Director stating whether in their opinion those statements have been properly prepared in accordance with this Condition and give a true and fair view of the revenues, costs, assets, liabilities, reserves, and provisions of, or reasonably attributable to, the Separate Business to which the statements relate; and

(d) deliver to the Director a copy of the account referred to in sub-paragraph
(b)(ii) above, the Auditors' report referred to in sub-paragraph (c) above and the accounting statements referred to in sub-paragraph (b)(i) above as soon as reasonably practicable, and in any event not later than three months after the end of the period to which it relates in the case of the account referred to in sub-paragraph (b)(ii) and six months after the end of the financial year to which they relate in the case of the accounting statements and Auditors' report referred to in sub-paragraphs (b)(i) and (c) above.

4. (a) Unless the Director so specifies in directions issued for the purposes of this Condition or with his prior written approval the licensee shall not in relation to the accounting statements in respect of a financial year change the bases of charge or apportionment or allocation referred to in sub-paragraph (b)(i) of paragraph 3 from those applied in respect of the previous financial year.

         (b) Where, in relation to the accounting statements in respect of a financial year, the licensee has changed such bases of charge or apportionment or allocation from those adopted for the immediately preceding financial year, the licensee shall, if so directed in directions issued by the Director, in addition to preparing accounting statements on those bases which it has adopted, prepare such accounting statements on the bases which applied in respect of the immediately preceding financial year.

5. Accounting statements in respect of a financial year prepared under sub-paragraph (b)(i) of paragraph 3 shall, so far as reasonably practicable and unless otherwise approved by the Director having regard to the purposes of this Condition:

(a) have the same content and format (in relation to each Separate Business) as the annual accounts of the licensee prepared under Section 226 and, where appropriate, Section 227 of the Companies Act 1985 and conform to the best commercial accounting practices including Statements of Accounting Practice issued by the member bodies of the Consultative Committee of Accounting Bodies currently in force; and

(b)  state the accounting policies adopted; and

(c) (with the exception of the part of such statement which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively and with the exception of the accounting statements relating to the Second-Tier Supply Business), be published with the annual accounts of the licensee.

6. Unless the accounting statements prepared under sub-paragraph (b)(i) of paragraph 3 are prepared on the current cost basis as provided by the alternative accounting rules, the licensee shall, unless otherwise agreed by the Director, in addition to preparing those accounting statements under that paragraph, prepare accounting statements for each Separate Business covering the same period, which shall comprise and show separately:

(a) a profit and loss account, a balance sheet and a statement of source and application of funds, together with notes thereto, which shall:

         (i) include in respect of current cost assets amounts determined on the current cost basis as provided by the alternative accounting rules; and
         (ii) show or disclose the information and other matters required by the alternative accounting rules to be shown or disclosed in accounts where the amounts included in respect of assets covered by any items shown in those accounts have been determined on any basis mentioned in paragraph 31 of Section C of Part II of Schedule 4 to the Companies Act 1985;

(b) in respect of each Separate Business the adjusted amount of any such provision for depreciation as is referred to in paragraph 32(2) of Section C of
Part II of Schedule 4 to the Companies Act 1985 and the items shown in the profit and loss account of the Separate Business for the relevant period which are affected by the determination of amounts on the current cost basis as provided by the alternative accounting rules, including the profit (or loss) before taxation; and

(c) such other current cost information as is referred to in the Handbook as the Director may reasonably require and shall deliver the same, together with an Auditors' report prepared in relation to the current cost basis accounting statements in the form referred to in sub-paragraph (c) of paragraph 3, to the Director within the same time limit referred to in sub-paragraph (d) of paragraph 3, and shall (with the exception of the part of such statement which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively and with the exception of the accounting statements relating to the Second-Tier Supply Business) publish the same with the annual accounts of the licensee.

7. References in this Condition to costs or liabilities of, or reasonably attributable to, any Separate Business shall be construed as excluding taxation, capital liabilities which do not relate principally to a particular Separate Business, and interest thereon; and references to any profit and loss account shall be construed accordingly.

8. Without prejudice to paragraph 1 of Condition 1, references in this Condition to sections of the Companies Act 1985 are references to those provisions as amended, substituted or inserted by the relevant provisions of the Companies Act 1989 and if such provision of the Companies Act 1989 are not in force at the date of grant of this license shall be construed as if such provisions were in force at such date.

9.       For the purposes of paragraph 6:


"alternative accounting rules"  means the rules set out in Section C of Part
                                II of Schedule 4 to the Companies Act 1985

"current cost assets"           means
                                assets of any
                                description
                                mentioned in
                                paragraph 31 of
                                Section C of Part II
                                of Schedule 4 to the
                                Companies Act 1985.

"the Handbook"                  means the handbook issued by the
                                Accounting Standards Committee of the
                                Consultative Committee of Accounting
                                Bodies (CCAB Limited) or any successor
                                body entitled "Accounting for the effects of changing prices: a Handbook" in its current edition for the time being or in the event that no such handbook shall be in issue such guidance or publication as may be issued in replacement or substitution therefor.

             Condition 3: Charge restriction conditions: definitions

1. In this Condition and in Conditions 3A to 3G and Schedule 3 to this license:


"attributed"                   means when used in relation to the fossil
                               fuel levy or payments in lieu thereof or transmission connection point charges or remote transmission asset rental or distribution losses, attributed in accordance with the principles set out in Part A of
                               Schedule 3.

"average                       charge per unit distributed"
                               means the distribution
                               revenue in the relevant year
                               divided by the regulated
                               quantity distributed in that
                               year.

"average charge per regulated  means the supply revenue to the extent it is
unit supplied"                 derived from supplies to regulated
                               customers in the relevant year divided by the regulated quantity supplied in that year.

"average                       specified rate" means the
                               average of the daily base
                               rates of Barclays Bank plc
                               current from time to time
                               during which the calculation
                               fall to be made.

"charge                        restriction conditions"
                               means Conditions 3 to 3G
                               inclusive together with
                               Schedule 3 to this license,
                               as from time to time
                               modified or replaced in
                               accordance therewith or
                               pursuant to Sections 11, 14,
                               or 15 of the Act.

"distribution losses"          means units
                               unaccounted for on the
                               licensee's distribution
                               system, measured as being
                               the difference between the
                               units metered on entry into
                               the system and the units
                               metered on leaving the
                               system.

"distribution revenue"         means the revenue
                               (measured on an accrual
                               basis) derived by the
                               licensee from the provision
                               of distribution services in
                               the relevant year, after
                               deduction of:

                               (i) an amount equal to such
                               part of the total amount
                               payable in that relevant
                               year to the Transmission
                               Company (measured on an
                               accruals basis) in
                               connection point charges and
                               remote transmission asset
                               rentals and which would
                               otherwise be included in
                               distribution revenue by
                               reason of being recovered in
                               that relevant year by the
                               licensee in its use of
                               system charges, as falls to
                               be attributed to the
                               regulated quantity
                               distributed in that relevant
                               year; and

                               (ii) value added tax (if
                               any) and any other taxed
                               based directly on the
                               amounts so derived.

"distribution services"        means all services
                               provided by the licensee as
                               part of its Distribution
                               Business other than excluded
                               services.

"EHV premises"                 means those
                               premises to which units are
                               delivered by the licensee
                               which fall to be treated as
                               EHV premises in accordance
                               with Part B of Schedule 3.

"EHV units"                    means units distributed by the licensee
                               which are delivered or deemed to be
                               delivered to EHV premises.

"electricity purchase costs"   means the
                               licensee's purchase costs of
                               electricity calculated in
                               accordance with the
                               principles in Part F of
                               Schedule 3.

"excluded services"            means those services provided by the
                               licensee which in accordance with the
                               principles set out in Part C of Schedule 3 fall to be treated as excluded services.

"HV units"                     means units (other
                               than EHV units) distributed
                               by the licensee which are
                               delivered to premises
                               connected to the licensee's
                               distribution system at a
                               voltage at or higher than
                               1000 volts.

"interconnector charges"       means charges levied by the Interconnectors
                               Business of the Transmission Company and payable by the Supply or Second-Tier
                               Supply Business of the licensee in respect of use of interconnector for the transfer of electricity into England and Wales.

"LV units"                     mean units
                               distributed by the licensee
                               which are delivered to the
                               premises connected to the
                               licensee's distribution
                               system at a voltage less
                               than 1000 volts.

"LV1 units"                    means LV units which are distributed by the
                               licensee outside night-time periods to
                               domestic premises or small non-domestic
                               premises where the appropriate use of
                               system charges apply different rates in
                               night-time periods as opposed to other times of day, for the avoidance of doubt including the use of system charges under the tariffs specified in paragraph D2 of Part D of
                               Schedule 3.

"LV2 units"                    means LV units which
                               are distributed by the
                               licensee to domestic
                               premises or small
                               non-domestic premises:

                               (a) during night-time
                               periods, where the
                               appropriate use of system
                               charges apply different
                               rates in night-time periods
                               as opposed to other times of
                               the day; or

                               (b) where the appropriate
                               use of system charges are
                               incorporated into tariffs
                               which restrict availability
                               of supply to specified
                               off-peak periods,

                               for the avoidance of doubt
                               including the use of system
                               charges under the tariffs
                               specified in paragraph D3 of
                               Part D of Schedule 3.

"LV3 units"                    means LV units other
                               than LV1 and LV2 units, for
                               the avoidance of doubt
                               including units distributed
                               under the tariffs specified
                               in paragraph D4 of Part D of
                               Schedule 3.

"maximum average charge per    means the charge calculated in accordance
unit distributed"              with the formula in paragraph 1 of
                               Condition 3A.

"maximum average charge per    means the charge calculated in accordance
regulated unit supplied"       with the formula in paragraph 1 of
                               Condition 3C.

"maximum average charge per    means the charge calculated in accordance
unit supplied"                 with the formula in paragraph 1 of
                               Condition 3B.

"metered"                      means, in relation to any quantity
                               distributed or supplied, as measured by a meter installed for such purpose or (where no such meter is installed or it is not reasonably practicable to measure the quantity by such meter) as otherwise reasonably calculated.

"OM units"                     means units supplied
                               by the licensee in relevant
                               year t which are supplied to
                               premises which in the
                               calendar year ending in
                               relevant year t-1 were over
                               1 MW premises.

"quantity                      supplied" means the
                               aggregate quantity of units
                               supplied by the licensee in
                               the relevant year metered at
                               the points of supply
                               (whether or not in the
                               authorized area of the
                               licensee).

"regulated customer"           means a 1 MW customer.

"regulated distribution unit
category"                      means as the case may be HV
                               units or LV1 units or LV2
                               units or LV3 units.

"regulated quantity            means the aggregate quantity of units
distributed"                   distributed (both for the Supply Business of
                               the licensee and on behalf of third parties under use of system) by the licensee through the licensee's distribution system in relevant year t metered at exit points on leaving the licensee' distribution system but excluding for this purpose:

                               (a)  units distributed for the purpose of
                               supply to premises outside the licensee's authorized area; and

                               (b) EHV units.

"regulated quantity supplied"  means the
                               aggregate quantity of units
                               supplied by the licensee to
                               regulated customers in the
                               relevant year metered at the
                               points of supply.

"relevant year"                means a financial year commencing on or
                               after 1st April 1990.

"relevant year t"              means the relevant year for the purposes of
                               which any calculation falls to be made;
                               "relevant year t-1" means the relevant year preceding relevant year t or, in respect of the period prior to 1st April 1990, the period of 12 calendar months commencing on 1st April 1989; and similar expressions shall be construed accordingly.

"remote transmission asset     means any rent or other periodic payment
rental"                        payable by the Distribution Business of the
                               licensee to the Transmission Company in
                               respect of remote transmission assets
                               forming part of the licensee's distribution system.

"supply"                       includes supply outside the
                               authorized area, standby and
                               top-up supply and sale and
                               any other sales of
                               electricity by the licensee
                               to persons other than
                               customers; and "supplied"
                               and similar expressions
                               shall be construed
                               accordingly.

"supply charges"               means all charges (including charges for the
                               provision of distribution services and
                               standing charges) made by the licensee in respect of electricity supplied by the licensee other than charges for the provision of excluded services by the licensee.

"supply revenue"               means the revenue
                               (measured on an accruals
                               basis) derived by the
                               licensee from supply charges
                               after deduction of:

                               (i) an amount equal to that
                               part of the total amount
                               payable to the licensee to
                               the Transmission Company
                               (measured on an accruals
                               basis) in respect of
                               transmission connection
                               point charges and remote
                               transmission asset rentals
                               in that relevant year which
                               is charged by the
                               Distribution Business to the
                               Supply Business and
                               Second-Tier Supply Business
                               of the licensee; and

                               (ii) value added tax (if
                               any) and any other taxes
                               based directly on the
                               amounts so derived.

"supply unit category"         means as the case may be OM units or UM
                               units.

"transmissions charges"        means charges levied by the Transmission
                               Company payable by the Supply or the
                               Second-Tier Supply Business of the licensee in respect of the transmission of electricity, but for the avoidance of doubt shall exclude transmission connection point charges and remote transmission asset rentals.

"transmission connection       means charges levied by the Transmission
point charges"                 Company as connection charges by direct
                               reference to the number of
                               nature of the connections
                               between the licensee's
                               distribution system and the
                               transmission system and
                               payable by the Distribution
                               Business of the licensee.

"UM units"                     means units supplied by the licensee in
                               relevant year t which are not OM units.

"unit"                         means a kilowatt hour.

         Condition 3A:  Initial restriction of distribution charges

Basic formula

1. Without prejudice to Condition 3F the licensee shall in setting its charges for the provision of distribution services use its best endeavors to ensure that in any relevant year the average charge per unit distributed shall not exceed the maximum average charge per unit distributed calculated in accordance with the following formula:

                  FORMULA

where:


Mdt                means the maximum
                   average charge per
                   unit distributed in
                   relevant year t.

RPIt means the percentage change (whether of a positive or a negative value) in the Retail Price Index between that published or determined with respect to October in relevant year t and that published or determined wit respect to October in relevant year t-1.

Xd                 means 2.25.

Pdt-1              means that amount
                   per unit distributed
                   in relevant year t-1
                   which is derived
                   from the formula at
                   paragraph 2 of this
                   Condition.

At                 means a factor in
                   respect of
                   distribution losses
                   in relevant year t
                   which is derived
                   from the formula at
                   paragraph 3 of this
                   Condition.

Kdt                means the correction factor per unit
                   (whether of a positive or a negative value) to be applied to the average charge per unit distributed in relevant year t which (other than in the first relevant year and subject to paragraph 4 of Condition 3D) is derived from the following formula:

                                     FORMULA


where:

Rdt-1              means the
                   distribution revenue
                   in relevant year
                   t-1.

Dt-1               means the regulated
                   quantity distributed
                   in relevant year
                   t-1.

Dt                 means the regulated
                   quantity distributed
                   in relevant year t.

Mdt-1              means maximum
                   average charge per
                   unit distributed in
                   relevant year t-1.

It means that interest rate in relevant year t which is equal to, where Kdt (taking no account of I for this purpose) has a positive value, the average specified rate plus 4, or where Kdt (taking no account of I for this purpose) has a negative value, the average specified rate.


2.       Formula for Pdt-1 as used in paragraph 1

         For the purposes of paragraph 1, the term Pdt-1 (being an amount per unit distributed) shall be calculated in accordance with the following formula:

                          Pdt-1 = [SIGMA] (Pdit-1-Wdit)
                                        i


where:



[SIGMA]            means the summation across all regulated
i                  distribution unit categories.


Pdit-1             means in respect of
                   each regulated
                   distribution unit
                   category i the
                   amount for that
                   regulated
                   distribution unit
                   category which is
                   derived from the
                   following formula:

                        Pdit-1 = Pdit-2[1 + RPIt-1 + Xd ]
                                                       100
                   but in relation to
                   the first relevant
                   year and the next
                   succeeding relevant
                   year, Pdit-1 (for
                   the first relevant
                   year) and Pdit-2
                   (for the next
                   succeeding relevant
                   year) shall have in
                   respect of each
                   regulated
                   distribution unit
                   category set out
                   below in column one
                   the value equal to
                   that amount set
                   opposite that
                   category in column 2

                            1                          2
                   regulated
                   distribution               opening value
                   unit category                   (p)

                            HV                         0.5072
                            LV1                        2.3889
                            LV2                        0.6679
                            LV3                        1.8707

Wdit               means in respect of
                   each regulated
                   distribution unit
                   category i the
                   weighting which is
                   derived from the
                   following formula:

                   Wdit = Dit
                            Dt

where:

Dit                means that number of
                   units in regulated
                   distribution unit
                   category i
                   distributed in
                   relevant year t.

Dt                 means the regulated
                   distribution unit
                   category i
                   distributed in
                   relevant year t.


3.       Formula for At as used in paragraph 1

         For the purposes of paragraph 1, the term At (being a factor in respect of distribution losses in relevant year t) shall be calculated in accordance with the following formula:

                           At = Dt + ALt
                                    Dt + Lt
where:

         Dt        means the
                   regulated quantity
                   distributed in
                   relevant year t.

         ALt       means an amount
                   (in units)
                   representing
                   allowed
                   distribution
                   losses in relevant
                   year t, being the
                   allowed percentage
                   of the adjusted
                   units distributed
                   (calculated as
                   provided in
                   paragraph E5 of
                   Part E of Schedule
                   3) where:

                            (i)      in respect of the first
                                     relevant year t, the allowed
                                     percentage shall be the
                                     initial relevant loss
                                     percentage calculated as
                                     provided in paragraphs E6
                                     to E8 of Part E of Schedule
                                     3; and

                            (ii)     in respect of each
                                     subsequent relevant year t,
                                     the allowed percentage shall
                                     equal that percentage which
                                     the aggregate of adjusted
                                     distribution losses
                                     (calculated as provided in
                                     paragraphs E2 to E5 of Part
                                     E of Schedule 3) over the
                                     preceding relevant years
                                     (commencing with the
                                     twelve-month period from
                                     1st April, 1989) bears to the
                                     aggregate of adjusted units
                                     distributed (calculated as
                                     aforesaid) over the
                                     corresponding relevant
                                     years, save that for this
                                     purpose adjusted distribution
                                     losses in respect of the
                                     twelve-month period from
                                     1st April, 1989 shall be
                                     derived by applying the
                                     initial loss percentage to the
                                     adjusted units distributed in
                                     that period.

         Lt        means in respect
                   of relevant year
                   t, adjusted grid
                   supply point
                   purchases less
                   adjusted units
                   distributed
                   (calculated as
                   provided in
                   paragraphs E2 to
                   E5 of Part E of
                   Schedule 3).

         Condition 3B:     Initial restriction of supply charges

         Basic Formula

1. Without prejudice to Condition 3F the licensee shall in setting its supply charges use its best endeavors to ensure that in any relevant year the average charge per unit supplied shall not exceed the maximum average charge per unit supplied calculated in accordance with the following formula:

                           Mst = [ 1+ RPIt - Xs ]             Pst-1 + Yt - Kst
                                      ----
                                            100


where:

         Mst       means the maximum
                   average charge per
                   unit supplied in
                   relevant year t.

         RPIt means the percentage change (whether of a positive or a negative value) in the Retail Price Index between the index published or determined in respect to October in relevant year t and the index published or determined with respect to October in relevant year t-1.

         Xs        means zero.

         Pst-1     means that amount
                   in relevant year
                   t-1 which is
                   derived from the
                   formulas at
                   paragraph 2 of
                   this Condition.

         Yt        means the allowed
                   cost, in pence per
                   unit supplied in
                   relevant year t,
                   as calculated in
                   accordance with
                   the formula at
                   paragraph 3 of
                   this Condition.

         Kst       means the
                   correction factor
                   per unit (whether
                   of a positive or
                   negative value) to
                   be applied to the
                   average charge per
                   unit supplied in
                   relevant year t
                   which (other
                   than in the first
                   relevant year and
                   subject to
                   paragraph 4 of
                   Condition 3D) is
                   derived from the
                   following formula.

                   Kst = Rst-1 - (Qt-1 .Mst-1) (I+ It)
                                             Qt                100

where:


         Rst-1     means the supply
                   revenue in
                   relevant year t-1.

         Qt-1      means the quantity
                   supplied in
                   relevant year t-1.

         Qt        means the quantity supplied in relevant
                   year t.

         Mst-1     means the maximum
                   average charge per
                   unit supplied in
                   relevant year t-1.

         It means that interest rate in relevant year t which is equal to, where Kst (taking no account of I for this purpose) has a positive value (and, in the case of the second relevant year only, the average charge per unit supplied in the first relevant year exceeds the maximum average charge per unit supplied in the first relevant year by more than 2 per cent.), the average specified rate plus 2 or where Kst (taking into account of I for this purpose) has a negative value (or, in the case of the second relevant year only, the average charge per unit supplied in the first relevant year does not exceed the maximum average charge per unit supplied in the first relevant year by more than 2 per cent.), the average specified rate.

         Formula for Pst-1 as used in paragraph 1

2. For the purpose of paragraph 1, the term Pst-1 (being an amount per unit supplied) shall be calculated in accordance with the following formula:

                                    Pst-1 = [SIGMA] (Psit-1 .Wsit)
where:

         [SIGMA]   means the summation across all
         i         supply unit categories.


         Psit-1    mean in respect of
                   each supply unit
                   category i the
                   amount for that
                   supply unit
                   category which is
                   derived from the
                   following formula:


                   Psit-1 = Psit-2 [ 1 + RPIt-1 - Xs ]
                                             100

                   but in relation to
                   the first relevant
                   year and the next
                   succeeding
                   relevant year,
                   Psit-1 (for the
                   first relevant
                   year) and Psit-2
                   (for the next
                   succeeding
                   relevant year)
                   shall have in
                   respect of each
                   supply unit
                   category set out
                   below in column
                   one the value
                   equal to that
                   amount set
                   opposite that
                   category in column
                   two

                            1                2
                            -                -

                   supply unit       Opening
                     category        value (p)

                      OM               0.0321
                      UM               0.3481

         Wsit      means in respect
                   of each supply
                   unit category i
                   the weighting
                   which is derived
                   from the following
                   formula:

                   Wsit = Qsit
                            Qst


         where:

         Qsit      means the number
                   of units in supply
                   unit category i
                   supplied in
                   relevant year t.

         Qst       means the quantity supplied in relevant
                   year t.

         Formula for Yt as used in paragraph 1

3. For the purpose of paragraph 1, the term Yt (being the allowed cost, in pence per unit supplied in relevant year t) shall be calculated in accordance with the following formula:

                           Yt = Et + Ft + Tt + Ut + St

         where:
         Et        means the
                   licensee's average
                   electricity
                   purchase costs in
                   pence per unit
                   supplied in
                   relevant year t,
                   as calculated in
                   accordance with
                   the principles set
                   out in Part F of
                   Schedule 3.

         Ft        means the fossil
                   fuel levy per unit
                   in relevant year
                   t, being an amount
                   in pence per unit
                   derived by:

                   (a)      aggregating
                            the
                            amounts
                            payable
                            (measured
                            on an
                            accruals
                            basis) by
                            the
                            licensee
                            in
                            respect
                            of the
                            fossil
                            fuel levy
                            pursuant
                            to
                            Regulations
                            made
                            under
                            Section
                            33 of the
                            Act in
                            respect
                            of
                            relevant
                            year t;
                            and

                   (b)      dividing the resulting amount by
                            the quantity supplied in relevant
                            year t.

         Tt        means the allowed
                   transmission cost
                   per unit in
                   relevant year t,
                   derived by:

                   (a)      aggregating those charges:

                            (i)      paid by the licensee to the
                                     Transmission Company as
                                     transmission charges in
                                     relevant year t after adding
                                     any amounts received in
                                     relevant year t in respect of
                                      any under or over payment
                                      in the preceding relevant
                                      year t-1; and

                             (ii)     payable (measured on an
                                      accruals basis) by the
                                      licensee to the
                                      Interconnectors Business of
                                      the Transmission Company
                                      as interconnector charges in
                                      relevant year t; and

                    (b)      dividing the resulting amount by
                             the quantity supplied in relevant
                             year t.

         Ut         means the allowed
                    distribution cost
                    per unit in
                    relevant year t,
                    derived by:

                    (a)      aggregating the amounts payable
                             (measured on an accruals basis) in
                             relevant year t by the licensee in
                             respect of distribution services to
                             the Distribution Business of the
                             licensee and (in respect of similar
                             services, whether or not the same
                             are excluded services for the
                             purposes of the relevant third
                             party's license) to the distribution
                             business of any third party but
                             excluding the amount referred to in
                             sub-paragraph (i) of the definition
                             of "supply revenue" in paragraph 1
                             of Condition 3; and

                    (b)      dividing the resulting amount by
                             the quantity supplied in relevant
                             year t.

         St         means the allowed
                    settlement system
                    cost per unit in
                    relevant year t
                    derived by:

                    (a)      aggregating those charges payable
                             (measured on an accruals basis) by
                            the
                            licensee
                            to the
                            settlements
                            system
                            administrator
                            and to
                            the pool
                            funds
                            administrator
                            in their
                            capacities
                            as such
                            under the
                            Pooling
                            and
                            Settlement
                            Agreement
                            in
                            respect
                            of
                            relevant
                            year t;
                            and

                   (b)      dividing the resulting amount by
                            the quantity supplied in relevant
                            year t.

         Condition 3C: Supplementary restrictions on supply charges to regulated customers

1. Without prejudice to Condition 3B and 3F and save as provided in paragraph 3 of this Condition, in each of the first three relevant years the licensee shall in setting its supply charges to regulated customers use its best endeavors to ensure that the average charge per regulated unit supplied shall not exceed the maximum average charge per regulated unit supplied calculated in accordance with the following formula:

                           Mpt = [ 1+ RPIt ]         Ppt-1 + Fpt
                                        100

         where:

         Mpt       means the maximum
                   average charge per
                   regulated unit
                   supplied in
                   relevant year t.

         RPIt means the percentage change ( whether of a positive or a negative value) in the Retail
                   Price Index between that published or
                   determined with respect to October in
                   relevant year t and that published or
                   determined with respect to October in
                   relevant year t-1.

         Ppt-1     means that amount
                   per unit supplied
                   to regulated
                   customers in
                   relevant year t-1
                   which is derived
                   from the following
                   formula:

                   Ppt-1 = Pp-2 [ 1+ RPIt-1 ]
                                         100

                   but in relation to
                   the first relevant
                   year and the next
                   succeeding
                   relevant year,
                   Ppt-1 (for the
                   first relevant
                   year) and Ppt-2
                   (for the
                   next succeeding relevant year) shall have a value equal to 5.6443p.

         Fpt       means the fossil
                   fuel levy per unit
                   supplied to
                   regulated
                   customers in
                   relevant year t,
                   being an amount in
                   pence per unit
                   derived by:

                   (a)      aggregating the amounts payable
                            (measured on an accruals basis) by
                            the licensee:

                            (i)      in respect of the fossil fuel
                                     levy pursuant to Regulations
                                     made under Section 33 of
                                     the Act in respect of
                                     relevant year t; and

                            (ii)
                                     in
                                     lieu
                                     of
                                     the
                                     fossil
                                     fuel
                                     levy
                                     on
                                     purchases
                                     of
                                     electricity
                                     other
                                     than
                                     leviable
                                     electricity,
                                     as
                                     calculated
                                     in
                                     accordance
                                     with
                                     paragraph
                                     A3
                                     of
                                     Schedule
                                     3
                                     in
                                     respect
                                     of
                                     relevant
                                     y
                                     ear
                                     t;
                                     and

                   (b)
                            attributing
                            a share
                            of those
                            amounts
                            to
                            quantities
                            supplied
                            in
                            relevant
                            year t to
                            such
                            regulated
                            customers
                            in
                            accordance
                            with the
                            principles
                            set out
                            in Part A
                            of
                            Schedule
                            3; and

                   (c)      dividing the resulting amount by
                            the quantity supplied to such
                            regulated customers in relevant
                            year t.

2. As soon as practicable and in any event within 28 days of this license entering into force the licensee shall deliver to the Director a statement showing the bases and assumptions on which the licensee is able to fulfill the obligation set out in paragraph 1 of this Condition.

3. The licensee shall not be in breach of its obligation under paragraph 1 of this Condition where:

         (a) in any relevant year the average charge per unit supplied to regulated customers exceeds the maximum average charge per regulated unit supplied by reason of the licensee having suffered an increase in its allowed cost per unit supplied (calculated in accordance with the formula at paragraph 3 of Condition 3B but so that for the purposes of such calculation no amount taken into account in calculation of the term Fpt under paragraph 1 of this Condition 3C shall be taken into account under this sub-paragraph) which:

               (i) results from circumstances that are unavoidable and different from those envisaged in the bases or assumptions contained in the statement referred to in paragraph 2 above; and

               (ii) whose effect would  otherwise be materially and adversely to affect the profits or losses of the licensee's Supply Business; and

         (b) the licensee has complied with its obligations under Condition 3E in relation to any increase in its tariff supply charges to regulated customers consequent upon such increase in its allowed cost per unit supplied.

        Condition 3D: Restriction of distribution charges and of supply charges: adjustments

1. The following paragraphs shall have effect separately in relation to distribution charges regulated under Condition 3A and supply charges regulated under Condition 3B.

2. If, in respect of any relevant year, the average chart per unit exceeds the maximum average charge per unit by more than the permitted one-year percentage, the licensee shall furnish an explanation to the Director and in the next following relevant year the licensee shall not effect any increase in charges unless it has demonstrated to the reasonable satisfaction of the Director that the average charge per unit would not be likely to exceed the maximum average charge per unit in that next following relevant year.

3. If, in respect of any two successive relevant years, the sum of the amounts by which the average charge per unit has exceeded the maximum average charge per unit is more than the permitted two-year percentage, then in the next following relevant year the licensee shall, if required by the Director, adjust its charges such that the average charge per unit would not be likely, in the judgment of the Director, to exceed the maximum average charge per unit in that next following relevant year.

4. If, in respect of two successive relevant years, the average charge per unit is less than 90 percent of the maximum average charge per unit, the Director, after consultation with the licensee, may direct that:

         (a) in calculating Kdt for the purposes of paragraph 1 of Condition 3A in respect of the next following year, there shall be substituted for Rdt-1 in the formula at paragraph 1 of Condition 3A such figure as the Director may specify being not less than Rdt-1 and not more than 0.90 (Dt-1.Mdt-1); or

         (b) in calculating Kst for the purposes of paragraph 1 of Condition 3B in respect of the next following relevant year, there shall be substituted for Rst-1 in the formula at paragraph 1 of Condition 3B such figure as the Director may specify being not less than Rst-1 and not more than 0.90(Qt-1.Mst-1).

5.       In this Condition:
         "per unit"            means per unit distributed or supplied, as the
                               context requires.
         "permitted one-year   means 3 per cent of the maximum
         percentage"           average charge per unit distributed or 4 per cent
                               of the maximum average charge per unit supplied,
                               as the context requires.
         "permitted two-year   means 4 percent of the maximum
         percentage"           average charge per unit distributed in the second
                               of the relevant years or 5
                               percent of the maximum
                               average charge per unit
                               supplied in the second of
                               the relevant years, as the
                               context requires.

         Condition 3E: Information to be provided to the Director in connection with the charge restriction conditions

1.       Where the licensee is intending to make any change in:

          (a) charges for provision of distribution services regulated under Condition 3A; or

          (b)  supply charges regulated under Condition 3B; or

          (c) tariff supply charges to regulated customers regulated under Condition 3C the licensee shall not later than the time referred to in paragraph 2 below provide the Director with:

         (i) a written forecast of the maximum average charge per unit distributed or supplied or the maximum average charge per regulated unit supplied, together in each case with its components, in respect of the relevant year t in which such change is to take effect and in respect of the next following relevant year t+1; and

         (ii) a written estimate of the maximum average charge per unit distributed or supplied or the maximum average charge per regulated unit supplied, together in each case with its components, in respect of the relevant year t-1 immediately preceding the relevant year in which the change is to take effect unless a statement complying with paragraph 8 in respect of relevant year t-1 has been furnished to the Director before the publication of the proposed change.

 2.      The relevant time referred to in paragraph 1 shall:

         (a) in respect of changes in charges for distribution services regulated under Condition 3A and supply charges regulated under Condition 3B, be the date of publication of such changes; and

         (b) during the first three relevant years in respect of changes in tariff supply charges to regulated customers regulated under Condition 3C, be a date not less than 28 days prior to the publication of such changes.

3. If within three months of the commencement of any relevant year t the licensee has not made any such change in charges as is referred to in paragraph 1, the licensee shall provide the Director with a written forecast of the maximum average charge per unit distributed or supplied or of the maximum average charge per regulated unit supplied in respect of relevant year t.

4. The Director may issue directions providing that any forecast or estimate provided in accordance with paragraphs 1 or 3 shall be accompanied by such information as regards the assumptions underlying the forecast or estimate as may be necessary to enable the Director to be satisfied that the forecast or estimate has been properly prepared on a consistent basis.

5. If at any time during the first three relevant years the licensee shall increase its tariff supply charges to regulated customers regulated under Condition 3C such that the average charge per regulated unit supplied exceeds or is likely to exceed the maximum average charge per unit supplied, the notice to be provided under paragraph 1 shall contain details of the licensee's allowed cost per unit supplied (calculated in accordance with the formula at paragraph 3 of Condition
         3B), a full explanation of the unavoidable and different circumstances surrounding the increase of such cost over that envisaged in the statement of bases and assumptions referred to in paragraph 2 of

         Condition 3C and an analysis showing the material and adverse effect of such increase on the profits or losses of the licensee's Supply Business.

6. If at any time during the two relevant years following the expiry of the first three relevant years the licensee shall change its supply charges regulated under Condition 3B, the notice to be provided under paragraph 1 shall separately identify changes in tariffs for supply to regulated customers which were previously regulated under Condition 3C and shall either:

         (a) confirm that the average increase in tariffs to such regulated customers in relevant year t over those prevailing in relevant year t-1 shall not exceed the average increase in charges to persons supplied by the licensee other than regulated customers in relevant year t over those prevailing in relevant year t- 1; or

         (b) in the event that such confirmation is not available, shall contain full details of the reasons underlying the relatively greater average increase in tariffs to such regulated customers.

7. Not later than six weeks after the commencement of any relevant year t, the licensee shall send to the Director a statement as to:

         (a) whether or not the provisions of Condition 3D are likely to be applicable in consequence of the average charge or unit distributed or supplied (as the case may be) in the preceding relevant year t-1 or the two preceding relevant years t-1 and t-2; and

         (b) its best estimate as to the relevant correction factor Kdt or Kst (as the case may be) to be applied in calculating the maximum average charge per unit distributed or supplied (as the case may be) in respect of relevant year t.

8. Not later than three months after the end of a relevant year the licensee shall send the Director a statement, in respect of that relevant year, showing the specified items referred to in paragraph 10.

9.       The statement referred to in the preceding paragraph shall be:

         (a) accompanied by a report from the Auditors that in their opinion such statement (i) fairly presents each of the specified items referred to in paragraph 10 in accordance with the requirements of the charge restriction conditions and (ii) the amounts shown in respect of each of those specified items are in accordance with the licensee's accounting records which have been maintained in respect of each of the relevant Separate Businesses in accordance with Condition 2; and

         (b) certified by a director of the licensee on behalf of the licensee that to the best of his knowledge, information and belief having made all reasonable inquiries:

                  (i) there is no amount included in its calculations under Condition 3A and Schedule 3 which represents other than:

                    (aa) bona   fide   consideration   for  the   provision   of
                         distribution services in the course of its Distribution Business; or

                    (bb) an  amount  permitted  under  the  charge   restriction
                         conditions to be so included;

                  (ii) there is no amount included in its calculations under Condition 3B and Schedule 3 which represents other than:

                    (aa) bona fide consideration for electricity supplied; or

                    (bb) an  amount  permitted  under  the  charge   restriction
                         conditions to be so included;

                  (iii) (in respect of the first three relevant years) there is no amount included in its calculations under Condition 3C and Schedule 3 which represents other than:

                    (aa) bona fide  consideration  for  electricity  supplied to regulated customers; or

                    (bb) an  amount  permitted  under  the  charge   restriction
                         condition to be so included;

                  (iv) there is no amount included in its calculations of allowed security costs under Condition 3F which represents other than an amount permitted under the charge restriction conditions to be so included;

                  (v) no service has been treated as an excluded service which was not properly so treated and no amount included in the revenues in respect thereof represents other than bona fide consideration for the provision of the excluded service to which it related; and

                  (vi) all amounts which should properly be taken into account for the purposes of the charge restriction conditions have been taken into account.

10. The specified items to be contained in the statement referred to in paragraph 8 shall be the following:

     (a)  the regulated quantity distributed;

     (b)  the quantity distributed in each regulated distribution unit category;

     (c)  the average charge per unit distributed;

     (d)  the quantity  supplied;

     (e)  the quantity  supplied in each supply unit  category;

     (f)  the  average  charge  per unit  supplied;

     (g) in respect of the first three relevant years, the average charge per regulated unit supplied;

     (h)  the regulated quantity supplied;

     (i) the factor in respect of distribution losses, calculated as provided under paragraph 3 of Condition 3A;

     (j) the licensee's average electricity purchase costs calculated as provided under paragraph 3 of Condition 3B;

     (k) the fossil fuel levy per unit, calculated as provided under paragraph 3 of Condition 3B;

     (l) the allowed transmission cost per unit, calculated as provided under paragraph 3 of Condition 3B;

     (m) the allowed distribution cost per unit, calculated as provided under paragraph 3 of Condition 3B;

     (n) the allowed settlement system cost per unit, calculated as provided under paragraph 3 of Condition 3B;

     (o) the fossil fuel levy per unit supplied to regulated customers, calculated as provided under Condition 3C;

     (p) the statements and information referred to in paragraph A6, B2, C8, D1, E10 and F7 of Schedule 3;

     (q)  the information referred to at paragraph 8 of Condition 3F.

11. Where the Director issues directions in accordance with paragraph 9 of Condition 3F or paragraphs A7 or B3 or C9 or D5 or E11 or F8 of
         Schedule 3 then such directions shall not have effect from a date earlier than the commencement of the relevant year to which the statement last furnished to the Director pursuant to paragraph 8 prior to the issue of the directions related, unless such statement (or the accompanying report or certificate under paragraph 9) or any statement, report or certificate in respect of an earlier relevant year was incorrect or was misleading in any material respect.

12. Where the Director issues such directions as are referred to in the preceding paragraph the Director may require the licensee to provide a revised statement in respect of such of the specified items as may be affected by the directions, and the licensee shall comply with such request.

         Condition 3F:     Allowances in respect of security costs

1. At any time during a security period, the licensee may give notice in writing to the Director suspending, with effect from the date of receipt of the notice by the Director, application of such of the charge restriction conditions as may be specified in the notice for the unexpired term of the security period.

2. At any time during a security period, the Director may (having regard to his duties under the Act) by means of directions:

          (a) suspend or modify for the unexpired term of the security period the charge restriction conditions or any part or parts thereof; or

          (b) introduce for the unexpired term of the security period new charge restriction conditions in either case, so as to make such provision as in the opinion or estimation of the Director is requisite or appropriate:

         (i) to enable the licensee to recover by means of increased charges an amount estimated as being equal to the licensee's allowed security costs during such period;

         (ii) to ensure that such part of the amount referred to in sub-paragraph (i) above as is estimated as being equal to the allowed security costs incurred by the licensee as costs in its Distribution Business are recovered by means of appropriate equitable increases on the charges made by the licensees in its Distribution Business; and

         (iii) to ensure that such part of the amount referred to in sub-paragraph (i) above as is estimated as being equal to the allowed security costs incurred by the licensee as costs in its Supply Business and its Second-Tier Supply Business respectively are recovered by appropriate equitable increases in the charges made by the licensee in those Businesses and the licensee shall comply with the terms of any directions so issued.

3. At any time following a security period, the Director may (following such consultation with the licensee and others as the Director may consider appropriate) issue directions suspending or modifying the charge restriction conditions or any part or parts thereof or replacing such directions as may have been made during the security period and introducing such new charge restriction conditions as in the opinion of the Director are appropriate in all the circumstances (including at the Director's discretion an appropriate adjustment having regard to any profit gained or foregone by the licensee during the security period), and the licensee shall comply with any direction so issued.

4. At any time during three months after the issue of directions by the Director under paragraph 3, the licensee may serve on the Director a disapplication request in respect of such of the charge restriction conditions or any part or parts thereof as are specified in the request.

5. If within three months of the receipt by the Director of the disapplication request referred to in paragraph 4, the Director has either not agreed in writing to such disapplication request or has not made a reference to the Monopolies Commission under Section 12 of the Act relating to the modification of the charge restriction conditions, the licensee may deliver one month's written notice to the Director terminating the application of the charge restriction conditions (or any part or parts thereof) as were specified in the disapplication request.

6. Subject to paragraphs 7 and 9, the licensee shall in any relevant year be entitled to recover an aggregate amount equal to its allowed security costs in that year or (insofar as not previously recovered) any previous year, by means of appropriate equitable increases on the charges made by the licensee in each of its Distribution, Supply and Second-Tier Businesses.

7.       Paragraph 6 shall not apply in so far s such allowed security costs.

         (a)      were otherwise recovered by the licensee; or

         (b) were taken into account by the Director in setting charge restriction conditions by means of directions issued under paragraph 3 above.

8. The licensee shall following the end of each relevant year provide to the Director, as being one of the specified times to be contained in the statement referred to at paragraph 8 of Condition 3E, details in respect of that relevant year of:

          (a)  the amount of the licensee's allowed security costs; and

          (b) the aggregate amounts charged under paragraph 6 of an account of the licensee's allowed security costs; and

          (c) the bases and calculations underlying the increases in charges made by the licensee in its Distribution, Supply and Second-Tier Business under paragraph 6.

9. Where the Director is satisfied that the licensee has recovered amounts in excess of the allowed security costs, the Directory may issue directions requiring the licensee to take such steps as may be specified to reimburse customers of or purchasers from the

         Distribution, Supply and Second-Tier Supply Business (sa the case may be) for the excess amounts charged to them, and the licensee shall comply with any directions so issued provided that if the excess amounts relate to allowed security costs paid to any authorised electricity operator, the licensee shall not be obliged to make any such reimbursement unless and until it has recovered such costs from the relevant authorised electricity operator.

10. No amounts charged by the licensee under this Condition (whether or not subsequently required to be reimbursed) shall be taken into account for the purpose of applying the charge restriction provisions of Conditions 3A and 3B and 3C.

11.      In this Condition:



"allowed security cost"          shall have the meaning ascribed to
                                 that term in the Fuel Security Code.

"security period"                means a period commencing on the
                                 date on which any direction issued
                                 by the Secretary of State under
                                 Section 34(4)(b) of the Act enters
                                 effect and terminating on the date
                                 (being not earlier than the date such
                                 direction, as varied, is revoked or
                                 expires) as the Director, after
                                 consultation with such persons
                                 (including without limitation, license
                                 holders liable to be principally
                                 affected) sa he shall consider
                                 appropriate, may with the consent of
                                 the Secretary of State by notice to all
                                 license holders determine after
                                 having regard to the views of such
                                 persons.


         Condition 3G:  Duration of charge restriction conditions

1. Save insofar as concerns Condition 3C which shall cease to have effect on 31st March, 1993, the charge restriction conditions shall apply so long as this licence continues in force but shall cease to have effect (in whole or in part, as the case may be) if the licensee delivers to the Directors a disapplication request made in accordance with paragraph 2 and:

         (a)      the Director agrees in writing to the disapplication request;
                  or

         (b) their application (in whole or in part) is terminated by notice given by the licensee in accordance with either paragraph 4 or paragraph 5.

2. A disapplication request pursuant to this Condition 3G shall (a) be in writing addressed to the Director, (b) specify the charge restriction conditions (or any part or parts thereof) to which the request relates and (c) state the date from which the licensee wishes the Director to agree that the specified charge restriction conditions shall cease to have effect.

3. Save where the Director otherwise agrees, no disapplication following delivery of a disapplication request pursuant to this Condition 3G shall have effect earlier than that date which is the later of:

          (a) a date being not less than 18 months after delivery of the disapplication request; and either

          (b) in the case of distribution charges regulated under Condition 3A, 31st March, 1995; or

          (c) in the case of supply charges regulated under Condition 3B, 31st March, 1994.

4. If the Director has not made a reference to the Monopolies Commission under Section 12 of the Act relating to the modification of the charge restriction conditions before the beginning of the period of 12 months which will end with the disapplication date, the licensee may deliver written notice to the Director terminating the application of such of the charge restriction conditions (or any part or parts thereof) s are specified in the disapplication request with effect from the disapplication date or a later date.

5. If the Monopolies Commission makes a report on a reference made by the Director relating to the modification of the charge restriction conditions (or any part or parts thereof) specified in the disapplication request and such report does not include a conclusion that the cessation of such charge restriction conditions, in whole or in part, operates or may be expected to operate against the public interest, the licensee may within 30 days after the publication of the report by the Director in accordance with Section 13 of the Act deliver to him written notice terminating the application of such charge restriction conditions with effect from the disapplication date or later.

6. A disapplication request or notice served under this Condition may be served in respect of a specified geographic area.

         Condition 4:  Prohibitions of cross-subsidies and of discrimination.

1. The licensee shall procure that no Separate Business gives any cross-subsidy to, or receives any cross-subsidy from, any other business of the licensee or an affiliate or related undertaking of the licensee (whether or not a Separate Business). For the purpose of this paragraph, those parts of the Supply Business and of the Second-Tier Supply Business consisting in the supply of electricity to over 1 MW customers and in the supply of electricity to 1 MW customers shall each be treated as a Separate Business.

2. The licensee shall not, and shall procure that any affiliate or related undertaking of the licensee shall not, supply or offer to supply electricity to any 1 MW customer or group of 1 MW customers at prices or on other terms affecting the financial value of the supply which differ from those on which it supplies or offers to supply electricity to any other 1 MW customer or group of 1 MW customers except in so far as such differences reasonably reflect differences in the costs associated with such supply.

3. The licensee shall not, and shall procure that any affiliate or related undertaking of the licensee shall not, supply or sell or offer to supply or sell electricity (including under any electricity sale contract) to any one relevant purchaser or person seeking to become a relevant purchaser on terms as to price which are materially more or less favorable than those on which it supplies or sells or offers to supply or sell electricity (including under any electricity sale contract) to comparable relevant purchasers. For these purposes, due regard shall be had to the circumstances of supply or sale to such purchasers including (without limitation) volumes, load factors, conditions of interruptibility, location of premises being supplied and date and duration of the agreement.

4.       For the purposes of paragraph 3:

                  "relevant                          purchaser" means any
                                                     purchaser of electricity
                                                     from the licensee or any
                                                     affiliate or related
                                                     undertaking of the licensee
                                                     other than a 1MW customer.

         Condition 5:  Obligations on economic purchasing

1. Subject to paragraph 6, the provisions of paragraph 2 shall apply separately in relation to purchases of electricity from the following sources:

          (a)  qualifying renewable generation;

          (b)  qualifying non-fossil generation; and

          (c)  generation   from  any  source  other  than  as  referred  to  in
               sub-paragraphs (a) and (b) above.

2. In respect of each category referred to in paragraph 1 above, and subject to paragraph 4 below, the licensee shall:

          (a)  itself purchase;

          (b)  procure any affiliate of the licensee to purchase; and

          (c) in so far as it is able through the exercise of voting rights or otherwise to do so, procure any related undertaking of the licensee or any defined undertaking to purchase electricity at the best effective price reasonably obtainable having regard to the sources available.

3. In determining the effective price at which electricity is purchased by the licensee or any affiliate or related undertaking of the licensee or any defined undertaking, regard shall be had to any payments made or received or to be made or received for the grant of or pursuant to any electricity purchase contract.

4. In the discharge of its obligations under paragraph 2 above, the licensee may additionally have regard to any considerations liable to affect its ability and that of any affiliate of the licensee to discharge its obligations under this Condition in the future, including the future security, reliability and diversity of sources of electricity available for purchase.

5. In this Condition (and subject to paragraph 6) references to qualifying renewable generation and to qualifying non-fossil general shall refer to generation from capacity of that description which:

         (i) has been contracted by the licensee or any defined undertaking under an arrangement certified by the Secretary of State under
                  Section 32(7) of the Act which was entered into prior to the date this licence enters force; or

         (ii) is available to be contracted under arrangements to be produced to the Director in satisfaction of an obligation imposed on the licensee by Order made under Section 32 of the Act after this licence enters force.

6. Notwithstanding that generation may previously have been contracted as being qualifying renewable generation or qualifying non-fossil generation (as the case may be), it shall cease to be so treated to the extent that:

          (a) the licensee (or any affiliate or related undertaking of the licensee or any defined undertaking) enjoys contractual freedom to vary or discontinue its obligation to purchase such generation; and

          (b) capacity from which qualifying renewable or non-fossil generation (as the case may be) is otherwise contracted by the licensee or any affiliate or related undertaking of the licensee or any defined undertaking is equal to or exceeds the aggregate capacity specified in any Orders previously made under Section 32 of the Act and continuing in force, as being required to be available to the licensee at that time or in respect of any future period covered by such Orders.

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




7. Paragraphs 2, 3 and 4 of this Condition shall apply mutatis mutandis where the licensee exercises a discretion or (by agreement or otherwise) varies the terms of an existing contract (whether or not entered into prior to the date of entry into force of this licence) in such a manner as to alter the effective price under such contract.

8.       In this Condition:


"defined undertaking"                 means Non-Fossil Purchasing
                                      Agency Limited or other entity
                                      through which the licensee enters
                                      into qualifying arrangements within
                                      the meaning of Section 33 of the
                                      Act.

"purchase"                            includes
                                      the
                                      acquisition
                                      of
                                      electricity
                                      from
                                      sources
                                      failing
                                      to be
                                      treated
                                      as
                                      own-generation
                                      for the
                                      purpose
                                      of
                                      electricity
                                      under
                                      electricity
                                      purchase
                                      contracts.

"qualifying
                                      non-fossil
                                      generation"
                                      shall
                                      include
                                      generation
                                      from
                                      renewable
                                      sources
                                      which
                                      for the
                                      time
                                      being
                                      has not
                                      been
                                      contracted
                                      as being
                                      qualifying
                                      renewable
                                      generation.

         Condition 6:  Restriction on own-generation capacity
1. The licensee shall procure that, with effect from the transfer date, the Generation Business of the licensee is held as a Separate Business by or through a wholly-owned subsidiary of the licensee.

2. Save with the prior written consent of the Director or in the circumstances described in paragraph 3 below, the licensee shall at all times ensure that the sum of the amounts in megawatts (calculated as provided under paragraphs 4 and 5 below) represented by the declared net capacity of the licensee's own-generation sets and the appropriate share of the declared net capacity of generation sets in which the licensee has an accountable interest shall not exceed 400 megawatts.

3. Where the licensee is in breach of paragraph 2 by reason of the acquisition of own- generation sets or an accountable interest in other generation sets in consequence of the occurrence of a specified event affecting the operator or any third party, the licensee shall forthwith notify the Director for the purpose of obtaining such consent as is specified in paragraph 2.

4. For the purpose of calculating the limit under paragraph 2 and subject to paragraph 5, there shall be attributed to the licensee:

          (a)  the  whole  of  the   declared  net   capacity   represented   by
               own-generation sets; and

          (b) the appropriate share (namely the share representing the licensee's economic interest therein) of the declared net capacity of generation sets in which it has an accountable interest, ascertained in such manner as the licensee with the approval of the Director may determine.

5. Where the Director is satisfied that by virtue of the licensee's economic interest (ascertained in such manner as the Director may determine) therein:

          (a) generation sets in which the licensee has only an accountable interest should more properly be treated as own-generation sets; or

          (b) own-generation sets should more properly be treated as sets in which the licensee only has an accountable interest; or

          (c) own-generation sets, or generation sets in which the licensee has an accountable interest, should not be treated as falling in either category; or

          (d) generation sets not declared as sets in which the licensee has an accountable interest, should be treated as generation sets in which the licensee has an accountable interest the Director may issue directions to that effect.

6. For the purpose of this Condition and subject to paragraphs 5 and 9, the licensee shall have an accountable interest in a generation set in circumstances where (such generation set not being an own-generation set of the licensee):

          (a) the operator is a related undertaking of the licensee or any affiliate of the licensee; or

          (b) the licensee or any affiliate of the licensee is in partnership with or is party to any arrangement for sharing profits or cost-savings or any joint venture with the operator or with any third party with regard to the operator; or

          (c) the licensee or any affiliate of the licensee has (directly or indirectly):

               (i)  any beneficial shareholding interest in the operator;

               (ii) any beneficial underlying interest in the generation set; or

               (iii)provided  or  agreed  to  provide  finance  to the  operator otherwise than on arm's length terms; or

               (iv) provided  or  agreed to  provide,  or has  determined  or is responsible for determining the price (or other terms affecting the financial value) of, the fuel used in the generation sets and is entitled under a contract of not less than 5 years' duration:

                    (aa) to  a  share  of  the  declared  net  capacity  of  the generation set; or

                    (bb) to a share of the declared net capacity of a generation set being the own-generation set of another authorised electricity operator or in which such authorised electricity operator has an accountable interest, under arrangements for the exchange of capacity entitlement or supplies of electricity representing such entitlement between the licensee or its affiliates and such authorised electricity operator.

7. Paragraph 6 shall be applied in relation to the calculation of an accountable interest in generation sets of any other authorised electricity operator as if the references therein to the licensee were replaced by references to such authorised electricity operator.

8. References in paragraph 6 to contracts giving entitlements to a share of declared net capacity shall include electricity sale or purchase contracts where rights under such contract are exercisable by reference to an identified generation set or to amounts generated at such set.

9. The licensee shall not be deemed to have an accountable interest in a generation set where:

         (a) such generation set is owned and operated by The National Grid Company plc or a wholly-owned subsidiary thereof under a license granted pursuant to Section 6 of the Act; or

         (b) the licensee's interest arises wholly under the terms of the Pooling and Settlement Agreement or (other than as provided in paragraph 8) under any electricity purchase or sale contract; or

         (c) the licensee's interest arises solely by virtue of arrangements for the sharing with the operator of any generation set of the risks associated with changes in the price of fuel used by the generation set during the term of any such contract as is referr3ed to in paragraph 6 or 8 above.

10. The license shall, on each such occasion as it provides to the Director separate accounts for the Generation Business pursuant to paragraph 3(b)(i) of Condition 2 and at any other time upon request of the Director, provide to the Director a statement:

          (a) confirming compliance with paragraphs 1, 2 and 3 above as at the date of the statement and throughout the period since the last such statement; and

          (b) identifying (in such detail and with such supporting documents or information as the Director may require) the amount of capacity in megawatts represented by the declared net capacity of own-generation sets attributable to the licensee and the appropriate share of the licensee in the declared net capacity of generation sets in which the licensee has an accountable interest, as at the date of the statement.

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




11. Where the Director is satisfied that the basis of calculation used by the licensee is not in conformity with paragraphs 4 and 5 above, the Director may issue directions specifying an alternative basis of calculation, and the basis of calculation by the licensee shall be adjusted accordingly with effect from the date of issue of the directors or such other date as may be specified in the directions.

12.      In this Condition:


"operator"               means,
                         in
                         relation
                         to any
                         generation
                         set, the
                         authorised
                         electricity
                         operator
                         or any
                         person
                         for the
                         time
                         being
                         responsible
                         (under
                         contract
                         or
                         otherwise)
                         for the
                         generation
                         or sale
                         of
                         electricity
                         from
                         such
                         plant.

"own-generation set"     means any generation set the
                         majority beneficial ownership of
                         which is vested in the licensee or an
                         affiliate of the licensee or in respect
                         of which the licensee or an affiliate
                         of the licensee is the operator and
                         references to own-generation sets of
                         another authorised electricity
                         operator shall be construed as if the
                         references herein to the licensee
                         were replaced by references to that
                         authorised electricity operator.

"specified event"        means any such event as is described
                         in paragraph (1)(f) of Schedule 2 to
                         this licence but for this purpose as if
                         references to the licensee were
                         replaced by references to the
                         operator or third party in question.

"underlying interest"
                         in
                         relation
                         to any
                         generation
                         set
                         means
                         any
                         interest
                         arising
                         by
                         reason
                         of the
                         licensee
                         or
                         affiliate
                         or any
                         related
                         undertaking
                         of the
                         licensee
                         or
                         affiliate
                         (where
                         alone or
                         with
                         others):

                         (a)      holding or being entitled to
                                  acquire an interest in the land
                                  on which the generation set,
                                  or any part thereof, is built;

                         (b)      being in partnership with or
                                  party to any arrangement for
                                  sharing of profits or cost-
                                  savings or any jo8int venture
                                  with any person holding or
                                  entitled to acquire an interest
                                  in the land on which the
                                  generation set, or any part
                                  thereof, is built;

                         (c)      owning any electrical plant
                                  situated on or operated as a
                                  unit with the generation set
                                  (and for such purpose, any
                                  electrical plant or equipment
                                  to the possession of which the
                                  licensee, affiliate or related
                                  undertaking is entitled under
                                  any agreement for hire, hire
                                  purchase, conditional sale or
                                  loan shall be deemed to be
                                  owned by such person)
                                  provided always that such
                                  electrical plan shall not be
                                  deemed to be operated as a
                                  unit with any generation set
                                  by reason only of connections
                                  with any other system for the
                                  transmission or distribution of
                                  electricity; or

                         (d)      having obtained any consent
                                  under Section 36 of the Act
                                  required for the construction
                                  or extension of the generation
                                  set or any part thereof.

         Condition 7:  Tariffs

1. The licensee shall ensure that any tariffs fixed under Section 18 of the Act shall be so framed as separately to identify:

          (a)  the use of system element in the licensee's charges; and

          (b) the charges in respect of the supply of electricity to tariff customers.

2. The licensee shall provide to the Director copies of the tariffs from time to time fixed by the licensee pursuant to Section 18 of the Act no later than publication thereof.

32. Where the Director considers that by reason of the complexity of any such tariffs fixed by the licensee, simplified explanatory statements are required or expedient for the understanding of tariff customers, the Director may direct the licensee to draw up such explanatory statements and thereafter to publish them with the tariffs to which they relate.

         Condition 8: Basis of charges for top-up and standby supplies or sales of electricity, use of system and connection to the system: requirements for transparency

1. The licensee shall as soon as practicable and in any event within 28 days after this licence has come into force prepare statements in a form approved by the Director setting out the basis upon which the charges for the provision of top-up and standby supplies or sales of electricity (as part of the Supply or Second-=Tier Supply Business), for use of system and for connection to the licensee's distribution system (in each case, as part of the Distribution Business) will be made, in all cases in such form and with such detail as shall be necessary to enable any person to make a reasonable estimate of the charges to which he would become liable for the provision of such services, and (without prejudice to the foregoing) including the information set out in paragraphs 2 to 4 below.

2. The statement referred to in paragraph 1 shall in respect of the provision of top-up and standby supplies or sales or el3ectricity set out the methods by which and the principles on which the charges for the provision of each of top-up supplies or sales and standby supplies or sales will be made.

3. The statement referred to in paragraph 1 shall in respect of use of system include:

     (a) a schedule of charges for transport of electricity under use of system;

     (b) a schedule of adjustment factors to be made in respect of distribution losses, in the form of additional supplies required to cover those distribution losses;

     (c)  the methods by which and the  principles on which the charges (if any)
          for   availability   or   distribution   capacity  on  the  licensee's
          distribution system will be made;

     (d) a schedule of charges in respect of meter reading, accounting and administrative services; and

     (e) a schedule of the charges (if any) which may be made for the provision and installation of any meters or electrical plant at entry or exit points, the provision and installation of which is ancillary to the grant of use of system, and for the maintenance of meters or electrical plant.

4. The statement referred to in paragraph 1 shall in respect of connections to the licensee's distribution system include:

     (a) a schedule listing those items (including the carrying out of works and the provision and installation of electric lines or electrical plant of meters) of significant cost liable to be required for the purpose of connection (at entry or exit points) to the licensee's distribution system for which connection charges may be made or levied and including (where practicable) indicative charges for each such item and (in other cases) an explanation of the methods by which and the principles on which such charges will be calculated;

     (b) the methods by which and the principles on which any charges will be made in respect of extension or reinforcement of the licensee's distribution system rendered (in the licensee's discretion) necessary or appropriate by virtue of providing connection to or use of system to any person seeking connection;

     (c) the methods by which and the principles on which connection charges will be made in circumstances where the electric lines or electrical plant to be installed are (at the licensee's discretion) of greater size or capacity than that required for use of system by the person seeking connection;

     (d) the methods by which and the principles on which any charges (including any capitalized charge) will be made for maintenance and repair required of electric lines, electrical plant or meters provided and installed for maki0ng a connection to the licensee's distribution system;

     (e) the methods by which and principles on which any charges will be made for the provision of special metering or telemetry or date processing equipment by the licensee for the purposes of enabling any person which is party to the Pooling and Settlement Agreement to comply with its obligations in respect of metering thereunder, or for the performance by the licensee of any service in relation thereto; and

     (f) the methods by which and principles on which any charges will be made for disconnection from the licensee's distribution system and the removal of electrical plant, electric lines and ancillary meters following disconnection.

5. The basis on which charges for the provision of top-up and standby supplies or sales of electricity shall be set shall reflect the costs directly incurred in the provision thereof, together with a reasonable rate of return on the capital represented by such costs.

6. Use of system charges for those items referred to in paragraph 3 shall be determined on the same basis as is applied by the licensee when determining the use of system element of tariffs fixed pursuant to Section 18 of the Act and Condition 7.

7. Connection charges for those items referred to in paragraph 4 shall be set at a level which will enable the licensee to recover:

     (a) the appropriate proportion of the costs directly or indirectly incurred in carrying out any works, the extension or reinforcement of the licensee's distribution system or the provision and installation, maintenance and repair or (as the case may be) removal following disconnection of any electric lines, electrical plant or meter;s and

     (b)  a reasonable rate of return on the capital represented by such costs.

8. If so requested and subject to paragraph 9 and 14 below, the licensee shall, as soon as practicable and in any event within 28 days (or where the Director so approves such longer period as the licensee may reasonably require having regard to the nature and complexity of the request) after the date referred to in paragraph 15 below give or send to any person making such request a statement showing present and future circuit capacity, forecast power lines and loading on the part or parts of the licensee's distribution system specified in the request and fault levels for each distribution node covered by the request and containing:

     (a) such further information as shall be reasonably necessary to enable such person to identify and evaluate the opportunities available when connecting to and making use of the part or parts of the licensee's distribution system specified in the request; and

     (b) if so requested, a commentary prepared by the licensee indicating the licensee's views as to the suitability of the part or parts of the licensee's distribution system specified in the request for new connections and transport of further quantifies of electricity.

9. The licensee shall include in every statement given or sent under paragraph 8 above the information required by that paragraph except that the licensee may:

     (a) with the prior consent of the Director omit from any such statement any details as to circuit capacity, power flows, loading or other information, disclosure of which would, in the view of the Director, seriously and prejudicially affect the commercial interests of the licensee or any third party; and

     (b) omit information the disclosure of which would place the licensee in breach of Condition 12.

10. The licensee may periodically revise the information set out in and, with the approval of the Director, alter the form of the statements prepared in accordance with paragraph 1 and shall, at least once in every year this licence is in force, revise such statements in order that the information set out in the statements shall continue to be accurate in all material respects.

11. The licensee shall send a copy of the statement prepared in accordance with paragraph 1, and of each revision of such statements in accordance with paragraph 10, to the Director.

12. The licensee shall give or send a copy of the statement prepared in accordance with paragraph 1, or (as the case may be) of the latest revision of such statements in accordance with paragraph 10, to any person who requests a copy of such statement or statements.

13. The licensee may make a charge for any statement given or set pursuant to paragraph 12 of an amount which shall not exceed the amount specified in directions issued by the Director for the purposes of this Condition based on the Director's estimate of the licensee's reasonable costs of providing such a statement.

14. The licensee may within 10 days after receipt of the request provide an estimate of its reasonable costs in the preparation of any statement referred to in paragraph 8, and its obligation to provide such statement shall be conditional on the person requesting such statement agreeing to pay the amount estimated or such other amount as the Director may, upon application of the licensee or the person requesting such statement, direct.

15. For the purposes of paragraph 8 above, the date referred to shall be the latest of:

     (a)  the date of receipt of the request referred to in paragraph 8; or

     (b) the date on which the licensee receives agreement from the person making the request to pay the amount estimated or such amount is determined by the Director (as the case may be) under paragraph 14 above.

         Condition 8A: Non-discrimination in the provision of top-up or standby supplies or sales or electricity, use of system and connection to the system

1. In the provision of top-up or standby supplies or sales of electricity or in the carrying out of works for the purpose of connection to the licensee's distribution system, the licensee shall not discriminate:

         (a)      between any persons or class or classes of persons; or

         (b) as between the licensee (in the provision of connections by the licensee as part of its Distribution Business to itself for the purpose of its Supply or Second- Tier Supply Business) and any person or class or classes of persons.

2.       In the provision of use of system the licensee shall not discriminate:

          (a) between any authorised electricity operators or class or classes thereof; or

          (b) as between the licensee (in the provision of use of system by the licensee as part of its Distribution Business to itself for the purpose of its Supply or Second-Tier Supply Business) and any authorised electricity operator or class or classes thereof.

3.       Without prejudice to paragraphs 1 or 2, the licensee shall not:

          (a) make charges for the provision of top-up or standby supplies or sales of electricity to any person or class or classes of persons; or

          (b) make charges for use of system to any authorised electricity operator or class or classes thereof which differ from the charges for such provision:

               (i) (in the case of top-up or standby supplies or sales of electricity) to any other person or class or classes of person; or

               (ii) (in the case of use of system):

                    (aa) to any other authorised  electricity operator or to any class or classes thereof; or

                    (bb) to the licensee  (in the  provision of use of system by the licensee as part of its Distribution Business to itself for the purposes of its Supply or Second-=Tier Supply Business)

         which differ from the charges for such provision:

               (i) (in the case of top-up or standby supplies or sales of electricity) to any other person or class or classes of person; or

               (ii) (in the case of use of system):

                    (aa) to any other authorised  electricity operator or to any class or classes thereof; or

                    (bb) to the licensee  (in the  provision of use of system by the licensee as part of its Distribution Business to itself for the purposes of its Supply or Second-Tier Supply Business)

         except in so far as such differences reasonably reflect differences in the costs associated with such provision.

4. The licensee shall not in setting its charges for provision of top-up or standby supplies or sales of electricity or charges for use of system restrict, distort or prevent competition in the generation, distribution or supply of electricity.

         Condition 8B:  Requirement to offer terms

1. On application made by any authorised electricity operator the licensee shall (subject to paragraph 6) offer to enter into an agreement for use of system:

     (a) to accept into the licensee's distribution system at such entry point or points and in such quantifies as may be specified in the application, electricity to be provided by or on behalf of such authorised electricity operator; and/or

     (b) to distribute such quantities of electricity as are referred to in sub-paragraph (a) above (less any distribution losses) at such exit point or points on the licensee's distribution system and to such person or persons as the authorised electricity operator may specify; and

     (c) specifying the use of system charges to be paid by the authorised electricity operator, such charges (unless manifestly inappropriate) to be referable to the statement referred to at paragraphs 1 and 3 of Condition 8 or any revision thereof, and to be in conformity with the requirements of paragraph 6 of Condition 8; and

     (d) containing such further terms as are or may be appropriate for the purposes of the agreement.

2.   On application made by any person, the licensee shall (subject to paragraph
     6) offer to enter into an agreement for connection to the licensee's distribution system or for modification to an existing connection and such offer shall make detailed provision regarding:

     (a) the carrying out of works (if any) required to connect the licensee's distribution system to any other system for the transmission or distribution of electricity, and for the obtaining of any consents necessary for such purpose;

     (b) the carrying out of works (if any) in connection with the extension or reinforcement of the licensee's distribution system rendered (in the licensee's discretion) appropriate or necessary by reason of making the connection or modification to an existing connection and for the obtaining of any consents necessary for such purpose;

     (c) the installation of appropriate meters (if any) required to enable the licensee to measure electricity being accepted into the licensee's distribution system at the specified entry point or points or leaving such system at the specified exit point or points;

     (d) the installation of such switchgear or other apparatus (if any) as may be required for the interruption of supply where the person seeking connection or modification of an existing connection does not require the provision by the licensee of top-up or standby supplies or sales of electricity;

     (e) the installation of special metering, telemetry or data processing (if any) for the purpose of enabling any person which is party to the Pooling and Settlement Agreement to comply with its obligation in respect to metering or the performance by the licensee of any service in relation to such metering thereunder;

     (f) the date by which any works required to permit access to the licensee's distribution system (including for this purpose any works to reinforce or extend the licensee's distribution system) shall be completed (time being of the essence unless otherwise agreed by the person seeking connection);

     (g) the connection charges to be paid to the licensee, such charges (unless manifestly inappropriate):

          (i) to be presented in such a way as to be referable to the statement referred to in paragraphs 1 and 4 of Condition 8 or any revision thereof; and (ii) to be set in conformity with the requirements of paragraph 7 of Condition 8 and (where relevant) of paragraph 4; and

     (h) containing such further terms as are or may be appropriate for the purpose of the agreement.

3. The licensee shall (subject to paragraph 6) offer to enter into an agreement with any person who requested the same to provide top-up or standby supplies op sales of electricity, such offer to make provision for the charges to be made in respect of top- up or standby supplies or sales of electricity, such charges:

     (a) to be presented in such a way as to be referable to the statement referred to in paragraph 2 of Condition 8 or any revision thereof; and

     (b) to be set in conformity with the requirements of paragraph 5 of Condition 8.

4. For the purpose of determining an appropriate proportion of the costs directly or indirectly incurred in carrying out works under an agreement for making a connection or modification to an existing connection, the licensee shall have regard to:

     (a) the benefit (if any) to be obtained or likely in the future to be obtained by the licensee or any other person as a result of the carrying out of such works whether by reason of the reinforcement or extension of the licensee's distribution system or the provision of additional entry or exit points on such system or otherwise; and

     (b) the ability or likely future ability of the licensee to recoup a proportion of such costs from third parties.

5. The licensee shall offer terms for agreements in accordance with paragraphs 1 to 3 above as soon as practicable and (save where the Director consents to a longer period) in any event not more than the period specified in paragraph 7 below after receipt by the licensee from:

          (a)  in the case of paragraph 1, an authorised  electricity  operator;
               and

          (b) in the case of paragraphs 2 and 3, any person of an application containing all such information as the licensee may reasonably require for the purpose of formulating the terms of the offer.

6. The licensee shall not be obliged pursuant to this Condition to offer to enter or to enter into any agreement if:

          (a)  to do so would be likely to involve the licensee:

               (i)  in breach of its duties under Section 9 of the Act;

               (ii) in breach of the Electricity  Supply  Regulations 1988 or of any regulations made under Section 29 of the Act or of any other enactment relating to safety or standards applicable in respect to the Distribution Business;

               (iii) in breach of the Grid Code or the Distribution Code; or

               (iv) in breach of the Conditions; or

          (b) the person making the application does not undertake to be bound, in so far as applicable, by the terms of the Distribution Code or the Grid Code from time to time in force; or

          (c) in the case of persons making application for use of system under paragraph 1, such person ceases to be an authorised electricity operator.

7.       For the purpose of paragraph 5, the period specified shall be:

          (a) in the case of persons seeking use of system or top-up or standby supplies or sales of electricity only, 28 days; and

          (b) in the case of persons seeking connection or a modification to an existing connection or use of system or top-up or standby supplies or sales of electricity in conjunction with connection, three months.

8. The licensee shall within 28 days following receipt of a request from any person, give or send to such person such information in the possession of the licensee as may be reasonably required by such person for the purpose of completing paragraph 87 of Part 1 and paragraphs 2(v) and (vi) of Part 2 of Schedule 2 of The Electricity (Application for Licences and Extensions of Licences) Regulations 1990 or such provisions to like effect contained in any further regulations then in force made pursuant to Se3ctions 6(3), 60 and 64(1) of the Act.

         Condition 8C:  Functions of the Director

1. If, after a period which appears to the Director to be reasonable for the purpose, the licensee has failed to enter into an agreement with (as the case may be) any authorised electricity operator or any person entitled or claiming to be entitled thereto pursuant to a request under Condit8on 8B, the Director may, pursuant to Section 7(3)(c) of the Act and on the application of such authorised electricity operator or such person or the licensee, settle any terms of the agreement in dispute between the licensee and that authorised electricity operator or that person in such manner as appears to the Director to be reasonable having (in so far as relevant) regard in particular to the following considerations:

     (a) that such authorised electricity operator or such person should pay to the licensee:

          (i) in the case of the provision of top-up or standby supplies or sales of electricity, such sum as is determined in accordance with paragraph 5 of Condition 8;

          (ii) in the case of provision of use of system, the use of system charges determined in accordance with paragraph 6 of Condition 8; and

          (iii)in the case of provision of a connection or a modification to an existing connection to the system, the whole or an appropriate proportion (as determined in accordance with paragraph 4 of Condition 8B) of the costs referred to in sub-paragraph (a) of paragraph 7 of Condition 8, together with a reasonable rate of return on the capital represented by such costs;

     (b) that the performance by the licensee of its obligations under the agreement should not cause it to be in breach of those provisions referr3ed to at paragraph 6 of Condition 8B;

     (c) that any methods by which the licensee's distribution system is connected to any other system for the transmission or distribution of electricity accord (in so far as applicable to the licensee) with the Distribution Code and with the Grid Code; and

     (d) that the terms and conditions of the agreement so settled by the Director and of any other agreements entered into by the licensee pursuant to a request under Condition 8B should be, so far as circumstances allow, in as similar a form as is practicable.

2. In so far as any authorised electricity operator or any person entitled or claiming to be entitled to an offer under Condition 8B wishes to proceed on the basis of the agreement as settled by the Director, the licensee shall forthwith enter into and implement such agreement in accordance with its terms.

3. If the licensee proposes to vary the contractual terms of any agreement for connection to the licensee's distribution system or for use of system entered into pursuant to Condition 8B or this Condition in any manner provided for under such agreement, the Director may, at the request of the licensee or other party to such agreement, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

         Condition 9: Distribution system planning standard and quality of service

1. The licensee shall plan and develop the licensee's distribution system in accordance with a standard not less than that set out in Engineering Recommendation P.2/5 (October 1978 revision) of the Electricity Council Chief Engineers' Conference in so far as applicable to it or such other standard of planning as the licensee may, following consultation (where appropriate) with the Transmission Company and any other authorised electricity operator liable to be materially affected thereby and with the approval of the Director, adopt from time to time.

2. The licensee shall within 3 months after this licence enters into force draw up and submit to the Director for his approval a statement setting out criteria by which the quality of performance of the licensee in maintaining distribution system security and availability and quality of service may be measured.

3. The licensee shall within 2 months after the end of each financial year submit to the Director a report providing details of the performance of the licensee during the previous financial year against the criteria referred to in paragraph 2.

4. The Director may (following consultation with the licensee and, where appropriate, with the Transmission Company and any other authorised electricity operator liable to be materially affected thereby) issue directions relieving the licensee of its obligation under paragraph 1 in respect of such parts of the licensee's distribution system and to such extent as may be specified in the directions.

         Condition 10:  Generation security standard

1. The licensee shall make arrangements sufficient to meet the generation security standard.

2. The duty imposed by paragraph 1 shall be discharged either by the licensee's complying with the provisions of paragraph 3 below or by the making by the licensee of such other arrangements as may have been previously approved in writing for the purpose by the Director.

3.   The licensee may discharge the duty imposed by paragraph 1 by:

         (a) for so long as the relevant condition is set, purchasing as a pool member under the terms of the Pooling and Settlement Agreement quantities of electricity which are at all times sufficient to meet the demands of all qualifying customers of the licensee; and

         (b) for so long as the relevant condition is set, and save by reason of planned maintenance undertaken on the licensee's distribution system or in circumstances of force majeure affecting either the licensee's distribution system or the quantities of electricity delivered into that system, not:

                    (i)  making voltage reductions outside statutory limits; or

                    (ii) interrupting  or reducing  supplies  to any  qualifying customer otherwise than as instructed pursuant to the Grid Code by the Transmission Company or in accordance with the Distribution Code.

         The relevant condition referred to in paragraph 3 is that there should at any relevant time be electricity available to be purchased under the terms of the Pooling and Settlement Agreement at a price less than the ceiling price.

5. The licensee shall upon request by the Director provide to the Director such information as the Director may require for the purpose of monitoring compliance with this Condition and to enable the Director (having regard to his statutory duties) to review the operation of the generation security standard.

6. The provisions of this Condition are without prejudice to the duties of the licensee under the Electricity Supply Regulations 1988.

7.       In this Condition:


"ceiling price"                means such price as would be equal
                               to the Pool Selling Price in
                               circumstances where the
                               corresponding Pool Purchase Price
                               was an amount equal to the Value of
                               Lost Load.

"generation security standard" means such standard of generation security as will ensure that:

                               (a)      the supply of electricity to
                                        qualifying customers will not
                                        be discontinued in more than
                                        9 years in any 100 years; and

                               (b)
                                        the
                                        voltage
                                        or
                                        frequency
                                        of
                                        electricity
                                        supplied
                                        to
                                        qualifying
                                        customers
                                        will
                                        not
                                        be
                                        reduc4ed
                                        below
                                        usual
                                        operational
                                        limits
                                        in
                                        more
                                        than
                                        30
                                        years
                                        in
                                        any
                                        100
                                        years
                                        by
                                        reason
                                        of
                                        insufficiency
                                        of
                                        electricity
                                        generation
                                        available
                                        for the
                                        purpose
                                        of
                                        supply
                                        by the
                                        licensee
                                        to its
                                        qualifying
                                        customers
                                        at times
                                        of
                                        annual
                                        system
                                        peak
                                        demand.

"Pool Purchase Price" and      shall each have the meaning from
Pool Selling Price"            time to time ascribed to them in
                               Schedule
                               9 to the
                               Pooling
                               and
                               Settlement
                               Agreement.

"qualifying customer"
                               means
                               any
                               purchaser
                               from the
                               licensee
                               entitled
                               and
                               requiring
                               at any
                               time to
                               be
                               supplied
                               by the
                               licensee
                               at
                               premises
                               within
                               the
                               authorised
                               area of
                               the
                               licensee
                               but
                               shall
                               exclude:

                                 (a)       a contract purchaser under
                                          an interruptible contract or a
                                          contract containing load
                                          management terms to the
                                          extent that supplies to that
                                          purchaser may be interrupted
                                          or reduced in accordance with
                                          the terms of that contract; and

                                 (b)
                                          a
                                          tariff
                                          customer
                                          on
                                          special
                                          tariffs
                                          which
                                          restrict
                                          supplies
                                          to
                                          particular
                                          time
                                          periods
                                          to
                                          the
                                          extent
                                          that
                                          supplies
                                          to
                                          that
                                          customer
                                          may
                                          be
                                          interrupted
                                          or
                                          reduced
                                          in
                                          accordance
                                          with
                                          such
                                          tariff.

"Value of Lost Load"    means in respect of the first financial
                        year, the sum of(pound)2 per Kwh and, in respect of each succeeding financial year, the sum which corresponds to (pound)2 per Kwh as adjusted to reflect the percentage change in the Retail Price
                        Index between the  index published
                        or determined in respect to the
                        December prior to the start of that
                        financial year and the index
                        published or determined for
                        December 1989.

         Condition 11:  Distribution Code

1. The licensee shall in consultation with authorized electricity operators liable to be materially affected thereby prepare and at all times have in force and shall implement and (subject to paragraph 10 of this Condition) comply with a Distribution Code.

         (a) covering all material technical aspects relating to connections to and the operation and use of the licensee's distribution system or (in so far as relevant to the operation and use of the licensee's distribution system) the operation of electric lines and electrical plant connected to the licensee's distribution system or the distribution system of any authorised electricity operator and (without prejudice to the foregoing) making express provision as to the matters referred to in paragraph 5 below; and

         (b)      which is designed so as:

               (i)  to permit the  development,  maintenance and operation of an
                    efficient,   co-ordinated  and  economical  system  for  the
                    distribution of electricity; and

               (ii) to facilitate  competition  in the  generation and supply of electricity.

2. The Distribution Code in force at the date this licence enterer force shall be sent to the Director for his approval. Thereafter the licensee shall (in consultation with authorised electricity operations liable to be materially affected thereby) periodically review (including upon the request of the Director) the Distribution Code and its implementation. Following any such review, the licensees shall send to the Director:

         (a)      a report on the outcome of such review; and

         (b) any proposed revisions to the Distribution Code from time to time as the licenses (having regard to the outcome of such review) reasonably thinks fit for the achievement of the objectives referred to in sub-paragraph (b) of paragraph 1; and

         (c) any written representations or objections from authorised electricity operators (including any proposals by such operators for revisions to the Distribution Code not accepted by the licenses in the course of the review) arising during the consultation process and subsequently maintained.

3. Revisions to the Distribution Code proposed by the licensees and sent to the Director pursuant to paragraph 2 shall require to be approved by the Director.

4. Having regard to any written representations or objections referred to in sub-paragraph (c) of paragraph 2, and following such further consultation (if any) as the Director may consider appropriate, the Director may issue directions requiring the licensee to revise the Distribution Code in such manner as may be specified in the directions, and the licensee shall forthwith comply with any such directions.

5.       The Distribution Code shall include:

         (a)      a distribution planning and connection code containing:

                  (i) connection conditions specifying the technical, design and operational criteria to be complied with by any person connected or seeking connection with the licensee's distribution system; and

                  (ii) planning conditions specifying the technical and design criteria and procedures to be applied by the licenses in the planning and development of the licensee's distribution system and to be taken into account by persons connected or seeking connection with the licensee's distribution system in the planning and development of their own plant and systems; and

         (b) a distribution operating code specifying the conditions under which the licensee shall operate the licensee's distribution system and under which persons shall operate their plant and/or distribution system in relation to the licensee's distribution system, in so far as necessary to protect the security and quality of supply and safe operation of the licensee's distribution system under both normal and abnormal operating conditions.

6. The licensee shall give or send a copy of the Distribution Code (as from time to time revised) to the Director.

7. The licensee shall (subject to paragraph 8) give or send a copy of the Distribution Code (as from time to time revised) to any person requesting the same.

8. The licensee may make a charge for any copy of the Distribution Code (as from time to time revised) given or sent pursuant to paragraph 7 of an amount which will not exceed any amount specified for the time being for the purposes of this Condition in directions issued by the Director.

9. In preparing, implementing and complying with the Distribution Code (including in respect of the scheduling of maintenance of the licensee's distribution system), the licensee shall not unduly discriminate against or unduly prefer:

          (a)  any one or any group of persons; or

          (b) the licensee in the conduct of any business other than the Distribution Business in favour of or as against any one other or any other group of persons.

10. The Director may (following consultation with the licensees) issue directions relieving the licensee of the obligations under the Distribution Code in respect of such parts of the licensee's distribution system and to such extent as may be specified in the directions.

11. Compliance with this Condition shall not require the licensee to impose any contractual obligation on tariff customers to comply with the Distribution Code (as from time to time revised).

         Condition 12:  Restriction on use of certain information

1. Where any person is required, pursuant to the provisions of the Distribution Code to provide information to the licensee or any affiliate or related undertaking of the licensee for the purposes of the Distribution Business such person providing the information may, by notice in writing given to the licensee or such affiliate or related undertaking not later than the time at which such information is provided or by the endorsement on the information of words indicating the confidential nature of such information, specify such information as confidential information for the purposes of this Condition and the provisions of this Condition shall apply to that information.

2. Where the licensee or any affiliate or related undertaking of the licensee receives confidential information in accordance with paragraph 1, the licensee shall (and shall procure that such affiliate or related undertaking shall):

     (a) not use the confidential information for any purpose other than that for which it was provided;

     (b) without prejudice to sub-paragraph (a), not use the confidential information in a manner which may obtain for the licensee or any affiliate  or  related  undertaking  of the  licensee  any  commercial advantage in the operation of the Supply Business or of the Second-Tier Supply Business;

     (c) not authorize access to nor disclose any confidential information other than:

          (i) to such of the employees of the licensee or any affiliate or related undertaking of the licensee (as the case may be) as require to be informed thereof for the effective operation of the Distribution Business;

          (ii) to such agents, consultants and contractors as require to be informed thereof for the effective operation of the Distribution Business;

          (iii) to the Director;

          (iv) (with the prior approval of the person providing the confidential information) to the Transmission Company; or

          (v) information which the licensee or any affiliate or related undertaking of the licensee (as the case may be) is required or permitted to make disclosure of:

               (aa) in  compliance  with  the  duties  of  the  licensee  or any affiliate or related undertaking of the licensee (as the case may be) under the Act or any other requirement of a Competent Authority; (bb) in compliance with the conditions of any licence issued under the Act or any document referred to in any such licence with which the licensee or any affiliate or related undertaking of the licensee (as the case may be) is required by virtue of the Act or such licence to comply; (cc) in compliance with any other requirement of law; (dd) in response to a requirement of any Stock Exchange or regulatory authority or the Panel on Take-overs and Mergers; or (ee) pursuant to the arbitration rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal of competent jurisdiction; and

     (d)  take all  reasonable  steps to  ensure  that  any  such  person  as is referred to in sub-paragraph (c)(i) and (c)(ii) above to whom the licensee or any affiliate or related undertaking of the licensee (as the case may be) discloses confidential information does not use that confidential information for any purpose other than that for which it was provided and does not disclosure that confidential information otherwise than in accordance with the provisions of this Condition.

3.       In this Condition:


"Competent Authority"       means the Secretary of State, the Director
                            and any local or national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European
                            Community.

"confidential information"  means all information provided by any person pursuant to the provisions of the Distribution Code which is specified as confidential by such person as provided in paragraph 1, but shall exclude all information that is in or enterer into the public domain otherwise than as a consequence of unauthorized disclosure by the licensee or any affiliate or related undertaking of the licensee (or by any person to whom the same is disclosed or suffered to be disclosed by the licensee or such affiliate or related undertaking.

"Electricity Supply Industry   means the unincorporated members' club of
Arbitration Association"       that name formed inter alia to promote the
                               efficient and
                               economic operation
                               of the procedure
                               for the resolution
                               of disputes within
                               the electricity
                               supply industry by
                               means of
                               arbitration or
                               otherwise in
                               accordance with
                               its arbitration
                               rules.

         Condition 13:  Compliance with the Grid Code

1. The licensee shall comply with the provisions of the Grid Code in so far as applicable to it.

2. The Director may (following consultation with the Transmission Company) issue directions relieving the licensee of its obligation under paragraph 1 in respect of such parts of the Grid Code and to such extent as may be specified in those directions.

         Condition 14:  Security arrangements

1. The licensee shall comply with the provisions of the Fuel Security Code and such provisions shall have effect as if they were set out in this licence.

         Condition 15:  Pooling and Settlement Agreement

1. The licensee shall be a pool member under, and comply with the provisions of, the Pooling and Settlement Agreement.

         Condition 16: Conditions of supply affecting tariff customers' statutory rights

1.       The licensee shall not include in or send with any notice given under
         Section 16(3) of the Act, or any form provided to tariff customers or prospective tariff customers for use in giving notice under Section 16(2) of the Act, or any notice sent subsequently, an invitation to agree to anything which, by virtue of the Act, amy only be done or (as the case may be) not done.

         (a)      with the agreement of that person; or

         (b) in any case where that person withholds his agreement or makes that agreement subject to terms and conditions to which the licensee objects, with the approval or consent or by order of the Secretary of State unless the form and terms of such invitation have first been submitted to and approved by the Director.

2.       Nothing in paragraph 1 shall prevent the licensee from:

          (a) requiring a customer or prospective customer to enter into a special agreement where this is permitted under Section 22 of the Act;

          (b) including in any such notice any provision or condition which the licensee is required or permitted to include in such notice by virtue of Section 16(4) of the Act; or

          (c) including any such notice concerning the provision of a supply to premises:

               (i)  not previously supplied by the licensee; or

               (ii) where any change is required in the location of any electric line, electrical plant or electric meter

                  an invitation to any customer or prospective customer to agree to any provision or condition concerning the installation or location of any or all of an electric line, electrical plant or an electric meter in any such case without having submitted the form and terms of such agreement or notice to the Director.

3. The licensee shall include in any form provided to tariff customers or prospective tariff customers for use in giving notice under Section 16(2) of the Act a prominent statement of the right of such customer to apply to the Director for the determination of any dispute arising out of the proposed terms of supply.

         Condition 17:  Licensee's apparatus on tariff customers' side of meter

1. This Condition applies where the licensee installs a second meter or other apparatus for the purpose of ascertaining or regulating the amount of electricity supplied, the period of supply, or any other quantity or time connected with the supply on the customer's side of the meter or meters registering the quantity of the supply to a tariff customer.

2. Any second meter or other apparatus installed by the licensee in the position and for a purpose described in paragraph 1 shall be such that the power consumed by it, when aggregated with the power consumed by any other meter or apparatus installed by the licensee in the like position and for a like purpose in relation to the tariff customer, does not exceed 10 watts except where otherwise agreed with the tariff customer.

         Condition 18:  Code of practice on payment of bills

1. The licensee shall within three months after this licence has come into force prepare and submit to the Director for his approval a Code of Practice concerning the payment of electricity bills by customers occupying domestic premises, and including appropriate guidance for the assistance of such customers who may have difficulty in paying such bills.

2. The licensee shall, whenever requested to do so by the Director, review the Code prepared in accordance with paragraph 1, and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

3. In preparing the Code, and in carrying out any review (including in accordance with paragraph 2), the licensee shall consult the relevant customers' committee and shall have regard to any representations made by it about the Code or the manner in which it is likely to be or (as the case may be) has been operated.

4. The licensee shall submit any revision of the Code which, after consulting the relevant consumers' committee in accordance with paragraph 3, it wishes to make to the Director for his approval.

5.       The licensee shall:

          (a) send a copy of the Code and of any revision of it (in such case, in the form approved by the Director) to the Director and the relevant consumers' committee;


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



          (b) draw to the attention of customers occupying domestic premises the existence of the Code and each substantive revision of it and how they may inspect or obtain a copy of the Code in its latest form;

          (c) make a copy of the Code (as from time to time revised) available for inspection by members of the public at each of the relevant premises during normal working hours); and

          (d) give or send free of charge a copy of the Code (as from time to time revised) to any person who requests it.


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         Condition 19:  Methods for dealing with tariff customers in default

1. The licensee shall within three months after this licence has come into force, after consultation with the relevant consumers' committee, prepare and submit to the Director for his approval methods for dealing with tariff customers who, through misfortune or inability to cope with electricity supplied for domestic use on credit terms, incur obligations to pay for electricity so supplied which they find difficulty in discharging including, in particular, methods for:

          (a)  distinguishing such tariff customers from others in default;

          (b) detecting failure by such tariff customers to comply with arrangements entered into for paying by installments charges for electricity supplied;

          (c) making such arrangements so as to take into account the tariff customer's ability to comply with them;

          (d)  ascertaining,   with  the   assistance   of  other   persons   or
               organisations, the ability of tariff customers to comply with such arrangements;

          (e)  providing  for such a tariff  customer  who has  failed to comply
               with  such   arrangements  a  prepayment  meter  where  safe  and
               practical to do so; and

          (f) calibrating any prepayment meter so provided so as to take into account the tariff customer's ability to pay any of the charges due from the customer under such arrangements in addition to the other charges lawfully being recovered through the prepayment meter.

2. The licensee shall not make any substantial change in the methods adopted under this Condition without the consent of the Director.

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




3. The licensee shall furnish the Director with such information as to such methods as he may from time to time direct.


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



         Condition 20: Provision of services for persons who are of pensionable age or disabled

1. The licensee shall make arrangements for persons occupying domestic premises who are of State pensionable age or disabled by which special services in the following respects can be made available where appropriate:

          (a) providing where practicable special contracts and adapters for electrical appliances and meters (including pre-payment meters) and repositioning meters;

          (b) providing special means of identifying officers authorised by the licensee; and

          (c)  giving advice on the use of electricity.

2. The licensee shall within three months after the date on which this licence has come into force prepare and submit to the Director for this approval a Code of Practice describing the special services available and any charges made or to be made.

3. The licensee shall whenever requested to do so by the Director review the Code prepared in accordance with paragraph 2, and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

4. In preparing the Code, and in carrying out any review (including in accordance with paragraph 3), the licensee shall consult the relevant consumers' committee and shall have regard to any representations made by it about the Code or the manner in which it is likely to be or (as the case may be) has been operated.


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



5. The licensee shall submit any revision of the Code which, after consulting the relevant consumers' committee in accordance with paragraph 4, it wishes to make to the Director for his approval.

6.       The licensee shall:

          (a) send a copy of the Code and of any revision of it (in each case, in the form approved by the Director) to the Director and the relevant consumers' committee;

          (b) make a copy of the Code (as from time to time revised) available for inspection by members of the public at each of the relevant premises during normal working hours; and

          (c) give or send free of charge a copy of the Code (as from time to time revised) to any person who requests it.


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



         Condition 21:  Standards of performance

1. The licensee shall conduct its Supply and Distribution Business in the manner which it reasonably considers to be best calculated to achieve any standards of overall performance or standards of performance in connection with the promotion of the efficient use of electricity by customers, as may be determined by the Director pursuant to Sections 40 and 41 respectively of the Act.


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



         Condition 22:  Efficient use of electricity

1. The licensee shall within three months after this licence has come into force, after consultation with the relevant consumers' committee, prepare and submit to the Director for his approval a Code of Practice setting out the ways in which the licensee will make available to customers such guidance on the efficient use of electricity as will, in the opinion of the licensee, enable them to make informed judgments on measures to improve the efficiency with which they use the electricity supplied to them. Such Code of Practice shall include, but shall not be limited to:

          (a) the preparation and making available free of charge to any customer who requests it of a statement, in a form approved by the Director, setting out information and advice for the guidance of customers in the efficient use of electricity supplied to them;

          (b) the creation and maintenance within the licensee's organisation of sources from which customers may obtain further information about the efficient use of electricity supplied to them, including the maintenance of a telephone information service;

          (c) the preparation and making available free of charge to any customer who requests it of a statement or statements of sources (to the extent that the licensee is aware of the same) outside the licensee's organisation from which customers may obtain additional information or assistance about measures to improve the efficiency with which they use the electricity supplied to them, such statement or statements to include basic information which is publicly available on financial assistance towards the costs of such measures available from Central or Local Government or through bodies in receipt of financial support from Government in connection with measures to promote the efficiency of energy use.

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




2. Where the Director (who may have regard to the need for economy, efficiency and effectiveness before giving directions under this paragraph) gives directions to do so, the licensee shall:

          (a)  review and prepare a revision of the Code of Practice;

          (b) take steps to bring to the attention of customers information on the efficient use of electricity supplied to them; and

          (c) send to each customer a copy of any information published by the Director pursuant to Section 48 of the Act in such manner and at such times as will comply with those directions.

3.       The licensee shall:

         (a) make a copy of any Code of Practice prepared in accordance with paragraph 1, and of any revision of such Code prepared in accordance with paragraph 2 (in each case, in the form approved by the Director) to the Director and the relevant consumers' committee;

         (b) make a copy of such Code (as from time to time revised) available for inspection by members of the public at each of the relevant premises during normal working hours; and

         (c) give or send free of charge a copy of such Code (as from time to time revised) to any person who requests it.



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



         Condition 23:  Complaint handling procedure

1. The licensee shall within three months after this licence has come into force establish a procedure for handling complaints from customers about the manner in which the licensee conducts its Supply and Distribution Businesses.

2. The licensee shall, whenever requested to do so by the Director, revise the procedure established in accordance with paragraph 1, and the manner in which that procedure has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

3. in establishing a procedure in accordance with paragraph 1, and in carrying out any review (including in accordance with paragraph 2), the licensee shall consult the relevant consumers' committee and shall have regard to any representations made by it above the procedure or the manner in which it is likely to be or (as the case may be) has been operated.

4. Any procedure established in accordance with this Condition shall specify the periods within which it is intended that different descriptions of complaint should be processed and resolved.

5. The licensee shall submit the procedure established in accordance with paragraph 1, and any revision of it which (after consultation with the relevant consumers' committee in accordance with paragraph 3) is proposed to be made, to the Director for his approval.

6.       The licensee shall:

          (a) send a copy of the procedure and any revision of it (in each case, after it has been approved by the Director) to the Director and the relevant consumers' committee.

          (b) make a copy of the procedure (as from time to time revised) available for inspection by members of the public at each of the relevant premises during normal working hours; and

          (c) give or send free of charge a copy of the procedure (as from tim to time revised) to any person who requests it.

         Condition 24:  Relations with relevant consumers' committee

1. The licensee shall meet with the relevant consumers' committee whenever requested to do so by that committee, up to a maximum of six times in every year during the period of this licence.

2. Without prejudice to paragraph 1, the licensee shall meet the relevant consumers' committee at least once in every year during the period of this licence.

3. In at least one meeting with the relevant consumers' committee in every year during the period of this licence, the licensee shall be represented by one or more directors of the licensee.


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



         Condition 25:  Health and safety of employees

1. It shall be the duty of the licensee to act together with other licensees to consult with appropriate representatives of the employees for the purpose of establishing and maintaining an appropriate machinery or forum for the joint consideration of matters of mutual concern in respect of the health and safety of persons employed by those licensees.


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



         Condition 26:  Requirement to enter certain agreements

1. If any proposed agreement relating to the generation, transmission or supply of electricity has (following consultation with the licensee) been designated by the Secretary of State for the purposes of this Condition, the Secretary of State may at any time prior to 1st October, 1990, require the licensee:

          (a)  to offer to enter into such proposed agreement; and

          (b) upon that offer being accepted, forthwith to enter into such agreement.

2. In this Condition, "agreement" shall include any arrangement whether or not in writing and whether or not intended to be legally enforceable, and "proposed agreement" shall be construed accordingly.

         Condition 27:  Disposal of relevant assets

1. The licensee shall not dispose of or relinquish operational control over any relevant asset otherwise than in accordance with the following paragraphs of this Condition.

2. Save as provided in paragraph 3, the licensee shall give to the Director not less than two months' prior written notice of its intention to dispose of or relinquish operational control over any relevant asset, together with such further information as the Director may request relating to such asset or the circumstances of such intended disposal or relinquishment of control or to the intentions in regard thereto of the person proposing to acquire such asset or operational control over such asset.

3. Notwithstanding paragraphs 1 and 2, the licensee may dispose of or relinquish operational control over any relevant asset:

          (a)  where:

               (i) the Director has issued directions for the purposes of this Condition containing a general consent (whether or not subject to conditions) to:

                    (aa) transactions of a specified description; or

                    (bb) the  disposal  of  or   relinquishment  of  operational
                         control   over   relevant   assets   of   a   specified
                         description; and

               (ii) the  transaction or the relevant assets are of a description to which such directions apply and the disposal or relinquishment is in accordance with any conditions to which the consent is subject;


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



          (b) under such contracts or agreements, or contracts or agreements of such a description, as may have been designated, by the Secretary of State for the purposes of this Condition before the coming into force of this licence and to the extent so designated;

          (c) where the disposal or relinquishment of operational control in question is required by or under any enactment or subordinate legislation.

4. Notwithstanding paragraph 1, the licensee may dispose of or relinquish operational control over any relevant asset as is specified in any notice given under paragraph 2 in circumstances where:

         (a) the Director confirms in writing that he consents to such disposal or relinquishment (which consent may be made subject to the acceptance by the licensee or any third party in favour of whom the relevant asset is proposed to be disposed or operational control is proposed to be relinquished of such conditions as the Director may specify); or

         (b) the Director does not inform the licensee in writing of any objection to such disposal or relinquishment of control within the notice period referred to in paragraph 2.

5.       In this Condition:


"disposal"         includes any sale,
                   gift, lease,
                   licence, loan,
                   mortgage, charge
                   or the grant of
                   any other
                   encumbrance or the
                   permitting of any
                   encumbrance to
                   subsist or any
                   other disposition
                   to a third party,
                   and "dispose"
                   shall be construed
                   accordingly

"relevant asset"   means any asset for the time being forming
                   part of the licensee's distribution system, any control centre for use in conjunction therewith and any legal or beneficial interest in land upon which any of the foregoing is situate.




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



         Condition 28:  Provision of information to the Director

1. Subject to paragraphs 3 and 4, the licensee shall furnish to the Director, in such manner and at such times as the Director may require, such information and shall procure and furnish to him such reports, as the Director may consider necessary in the light of the Conditions or as he may require for the purpose of performing:

         (a)      the functions assigned to him by or under the Act; and

         (b)      any functions transferred to him under the Act.

2. Without prejudice to the generality of paragraph 1, the Director may call for the furnishing of accounting information which is more extensive than or differs from that required to be prepared and supplied to the Director under Condition 2.

3. Without prejudice to the generality of paragraph 1, within 3 months of the end of each calendar year, the licensee shall furnish to the Director details of annual demand in kilowatt hours attributable to supplies to premises (other than excluded premises) in the authorised area in that preceding calendar year.

4. The licensee may not be required by the Director to furnish his under this Condition with information for the purpose of the exercise of his functions under Section 48 of the Act.

5. The licensee may not be required by the Director to furnish his under this Condition with any information in relation to an enforcement matter which the licensee could not be compelled to produce or give under Section 28(3) of the Act.


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



6. The power of the Director to call for information under paragraph 1 is in addition to the power of the Director to call for information under or pursuant to any other Condition.

7. In paragraphs 1 to 6, "information" shall include any documents, accounts, estimates, returns or reports (whether or not prepared specifically at the request of the Director) of any description specified by the Director.

8. The licensee shall, if so requested by the Director, give reasoned comments on the accuracy and text of any information and advice (so far as relating to the Supply and Distribution Businesses) which the Director proposes to publish pursuant to Section 48 of the Act:

9.       For the purposes of this Condition:


 "excluded premises"     means premises within the authorised area:

                         (i)      which
                                  immediately
                                  prior to
                                  the grant
                                  of this
                                  licence
                                  were
                                  supplied
                                  with
                                  electricity
                                  by the
                                  CEGB
                                  pursuant
                                  to
                                  authorisation
                                  granted
                                  under
                                  Section
                                  2(6) of
                                  the
                                  Electricity
                                  Act 1957;
                                  or


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





                        (ii)     which were at the relevant time
                                 occupied by any person holding a
                                 licence granted under Section 6 of the
                                 Act (or any predecessor of such
                                 person) for the purpose of carrying on
                                 his licensed activities (or, in the case of any predecessor, activities comparable to his licensed activities).

         Condition 29:  Payment of fees

1. The licensee shall, at the times stated hereunder, pay to the Secretary of State fees of the amount specified in, or determined under, the following paragraphs of this Condition.

2. Within 30 days after the grant of this licence but, in any event, before 1st May 1990, the licensee shall pay to the Secretary of State an initial fee of (pound)240,000.

3. In respect of the year beginning 1st April 1990 the licensee shall pay to the Secretary of State a further fee which is the aggregate of the following amounts:

     (a)  (pound)475,000; and

     (b)  the difference, if any, between:

          (i)  the initial fee referred to in paragraph 2 above; and

          (ii) the proportion of the Director's total costs in the period prior to 1st April 1990 which the Director determines that the licensee should pay in accordance with a method which has been previously disclosed in writing to the licensee and the fee shall be paid by the licensee to the Secretary of State within one month of the Director giving notice to the licensee of its amount if that notice is given within six months of 1st April 1990.
4. In respect of the year beginning on 1st April in 1991 and in each subsequent year, the licensee shall pay to the Secretary of State a fee which is the aggregate of the following amounts:

     (a) an amount which is a proportion as determined by the Director of the amount estimated by the Director, according to a method which has previously been disclosed in writing to the licenses, as likely to be his costs during the coming year in the exercise of his general functions under the Act in relation to the holders of licences granted by the Secretary of State under Section 6(1) and 6(2) of the Act;

     (b) the amount (or where the consumers' committee in question is the relevant consumers' committee for more than one public electricity supplier, the amount which is a proportion as determined by the Director, according to a method which has previously been disclosed in writing to the licensee, of such amount) estimated by the Director (having regard to any statement under paragraph 8(2) of Schedule 2 to the Act) as being likely to be the costs during the coming year of the relevant consumers' committee in the exercise of the functions assigned to it by or under the Act and any other such functions as it has been or may be required to exercise by the Director;

     (c) an amount which is a proportion as determined by the Director, of the amount estimated by the Director (in consultation with the Monopolies Commission) as having been incurred in the calendar year immediately preceding the 1st April in question by the Monopolies Commission in connection with references made to it under Section 12 of the Act with respect to this licence or any other licence issued under Section 6(1)(c) of the Act; and

     (d) the difference (being a positive or a negative amount, if any, between:

          (i) the amount of the fee paid by the licensee in respect of the year immediately preceding the 1st April in question; and (ii) the amount which that fee would have been in respect of that year had the amounts comprised therein been calculated by reference to:


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



               (aa) in the case of sub-paragraph  (a) above (or, where that year commenced on 1st April, 1990 the amount attributable to the matters referred to in that sub-paragraph), the total costs of the Director and the proportion thereof actually attributable to the licensee; and

               (bb) in the case of  sub-paragraph  (b) above (or where that year commenced in 1st April, 1990 the amount attributable to the matters referred to in that sub-paragraph), the total costs of the consumers' committee and where appropriate, the proportion thereof actually attributable to the licensee such total costs being apportioned in each case as determined by the Director according to a method previously disclosed in writing to the licensee and the fee shall be paid by the licensee to the Secretary of State within one month of the Director giving notice to the licensee of its amount if that notice is given within six months of the beginning of the year in respect of which the fee is payable.

                                   SCHEDULE 1

                         Description of authorised area

         The authorized area shall comprise that area which is outlined on the attached map and shall additionally include those premises listed in List B (the "Excluded Premises").
A:       ADDITIONAL PREMISES

         Address                                     Grid Ref.

         Pond Farm                                   ST 7290 5459
         Faulkland
         Bath
         Avon
         BA# 5UP

B:       EXCLUDED PREMISES

         None

[Map of portion of England exhibiting authorised area referred to in Schedule 1]

[Map of portion of England exhibiting authorised area referred to in Schedule 1 based upon the Ordnance Survey map with the permission of the Controller of Her Majesty's Stationery Office. Crown Copyright.]

                                   SCHEDULE 2
                             Terms as to revocation

1. The Secretary of State may at any time revoke this license by not less than 30 days' notice in writing to the licensee:

     (a) if the licensee agrees in writing with the Secretary of State that this licence should be revoked:

     (b) if any amount payable under condition 29 is unpaid 30 days after it has become due and remains unpaid for a period of 14 days after the Secretary of State has given the licensee notice that the payment is overdue. Provided that no such notice shall be given earlier than the sixteenth day after the day on which the amount payable became due;

     (c) if the licensee fails to comply with a final order (within the meaning of Section 25 of the Act) or with a provisional order (within the meaning of that section) which has been confirmed under that section and (in either case) such failure is not rectified to the satisfaction of the Secretary of State within 3 months after the Secretary of State has given notice of such failure to the licensee. Provided that no such notice shall be given by the Secretary of State before the expiration of the period within which an application under Section 27 of the Act could be made questioning the validity of the final or provision order or before the proceedings relating to any such application are finally determined;

     (d) if the licensee fails to comply with any order made by the Secretary of State under Section 56, 73, 74 or 89 of the Fair Trading Act 1973 or under Section 10(2)(a) of the Competition Act 1980;

     (e) if the licensee ceases to carry on its business as a public electricity supplier;

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




     (f)  if the licensee:

          (i) is unable to pay its debts (within the meaning of Section 123(1) or (2) of the insolvency Act 1986, but subject to paragraph 2 of this Schedule) or has any voluntary arrangement proposed in relation to it under Section 1 of that Act or enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Secretary of State); (ii) has a receiver (which expression shall include an administrative receiver within the meaning of Section 29 of the Insolvency Act 1986) of the whole or any material part of its assets or undertaking appointed; (iii) has an administration order under Section 8 of the Insolvency Act 1986 made in relation to it; (iv) passes any resolution for winding-up other than a resolution previously approved in writing by the Secretary of State; or (v) becomes subject to an order by the High Court for winding-up; or (g) if the licensee is convicted of having committed an offence under Section 59 of the Act in making its application for this licence.

2. (a) for the purposes of paragraph 1(f)(i) of this Schedule Section 123(1)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)2350,000" or such higher figure as the Director may from time to time determine by notice in writing to the Secretary of State and the licensee.

         (b) The licensee shall not be deemed to be unable to pay its debts for the purposes of paragraph 1(f)(i) of this Schedule if any such demand as is mentioned in Section 123(1)(a) of the Insolvency act 1986 is being contested in good faith by the licensee with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Secretary of State under paragraph 1 of this Schedule.

3. The provisions of Section 109 of the Act shall apply for the purposes of the service of any notice under this Schedule.

                                   SCHEDULE 3
          Supplementary provision of the charge restriction conditions
                                     PART A
               Principles for attribution of the fossil fuel levy
         and of payments in lieu thereof, transmission connection point charges, remote transmission asset rentals and distribution losses

         General Principles

A1. Where for the purposes of the charge restriction conditions, a share of costs borne by the licensee requires to be attributed to any part of the market, the licensee shall make that attribution on a basis which ensures that no more than a fair proportion of those costs, reflecting the costs incurred by the licensee in supplying that part of the market, are so attributed.

A2. The following paragraphs of this Part of Schedule 3 are without prejudice to paragraph A1.

         Fossil Fuel Levy and payments in lieu thereof

A3. The fossil fuel levy requiring to be attributed to supplies to regulated customers for the purposes of Condition 3C shall be attributed on the basis of the amount of the levy incorporated in the prices actually charged or to be charged by the licensee on supplies to such customers in the relevant year in respect of which the attribution fails to be made. Amounts in lieu of the fossil fuel levy in respect of purchases of electricity other than leviable electricity requiring to be calculated and then attributed to supplies to regulated customers in any relevant year for the purposes of Condition 3C shall:

     (a)  be calculated as being such amounts as correspond to the lesser of:


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          (i)  the premium actually payable  (measured on accruals basis) by the licensee during the relevant year on purchases of electricity other than leviable electricity as representing the benefit to the licensee of being able to treat such electricity as being other than leviable electricity for the purposes of Section 33 of the Act and Regulations thereunder; and

          (ii) the additional amount that would have been payable (measured on an accruals basis) by the licensee in respect of the fossil fuel levy pursuant to Regulations made under Section 33 of the Act had such electricity been leviable electricity; and

     (b) be attributed to supplies to regulated customers pro rata to the amount which the quantify supplied to regulated customers bears to the total quantity supplied (in each case in the relevant year in respect of which the attribution fails to be made) or on such other basis of attribution as the licensee shall previously have agreed with the director.

         Transmission connection point charges and remote transmission asset rentals

A4. The transmission connection point charges and remote transmission asset rentals requiring to be attributed between the regulated quantity distributed and other quantities distributed shall be attributed in proportion to the transmission connection point and remote transmission asset capacity required for the purpose of distributing those quantities.

         Distribution losses

A5. Where an amount (in units) in respect of distribution losses requires to be calculated and attributed in respect of ehv units and units distributed by the licensee for the purpose of supply to premises outside the licensee's authorised area, such calculation

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     and attribution shall be made consistently with the principles  underlying the schedule of adjustment factors referred to at sub-paragraph (b) of paragraph 3 of condition 8.

         Information to be provided by licensee

A6. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, a statement confirming that the calculation of amounts in lieu of the fossil fuel levy and the attribution of the fossil fuel levy, amounts in lieu thereof, the transmission connection point charges, the remote transmission asset rentals and of distribution losses was made in accordance with the provisions of this Part of Schedule 3, accompanied (where appropriate) by an explanation of any changes in the basis of calculation or attribution (as the case may be) since the issue by the licensee of the last such statement.

A7. Where the Director is satisfied that the basis of calculation or attribution (as the case may be) used by the licensee is not in conformity with paragraph A1, the Director may issue directions specifying an alternative basis of calculation or attribution, and the basis of calculation or attribution by the licensee (as the case may be) shall be adjusted accordingly with effect from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in those directions.


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                                     PART B
                                  EHV premises

B1.  EHV premises shall comprise:

         (a) in relation to premises connected to the licensee's distribution system as at the date this licence enters into force, those premises specified in the list of EHV premises notified in writing to the Director by the licensee within twenty-eight days after this licence enters into force; and

         (b) in relation to premises connected to the licensee's distribution system which are either first connected or (having been previously connected) have had their connections materially altered following the date this licence enters into force, means premises connected to the licensee's distribution system at a voltage at or higher than 22 kilovolts or at a sub-station with a primary voltage of 66 kilovolts or above.

B2. the licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, a statement listing any changes in the premises failing to be treated as EHV premises.

B3. Where the Director is satisfied that any premises treated by the licensee as EHV premises should not in conformity with sub-paragraph B1(b) above be so treated, the Director may issue directions to that effect, and such premises shall cease to be treated as EHV premises from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in those directions.


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                                     PART C
                                Excluded services

         Distribution Business

C1. There may be treated as excluded services provided by the licensee in its Distribution Business such services in respect of which charges are made which:

         (a)      do not fall within paragraph C2 of the this Part; and

         (b) may (subject to paragraph C9) be determined by the licensee as falling under one of the principles set out in paragraphs C3 to C6 of this Part.

C2. No service provided by the licensee as part of its Distribution Business shall be treated as an excluded service in so far as it consists of the provision of services remunerated under the use of system charges in accordance with paragraph 3 of Condition 8 including (without prejudice to the foregoing):

               (i) (subject to paragraph C3 of this Part) the transport of electricity;

               (ii) the carrying out of works for the  installation  of electric lines or electrical plant (not otherwise payable in the form of connection charges); (iii) the carrying out of works or the provision of maintenance or repair or other services for the purpose of enabling the licensee to comply with Conditions 9, 11 and 13, the Electricity supply Regulations 1988 or any regulations made under Section 29 of the Act or any other enactment relating to safety or standards applicable in respect of the Distribution Business; and (iv) (subject to paragraph C5 of this Part) the provision, installation and maintenance of any meters, switchgear or other electrical plant (not being part of connection charges).


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C3.  The licensee may treat as being an excluded service for the purposes of its
     Distribution Business the transport of:

     (a)  units of electricity not consumed in the licensee's  authorised  area;
          or

     (b)  EHV units.

C4. Charges of the type described in paragraph 4 of Condition 8 and borne in accordance with the principles set out in paragraph 7 of Condition 8 by any person as connection charges, and charges in respect of the statements referred to in paragraph 8 of Condition 8, may each be treated as excluded services for the purposes of the Distribution Business.

C5. A service provided by the licensee as part of its Distribution Business may be treated as an excluded service in so far as it consists in the provision of services (including metering, electric lines or electrical plant) for the specific benefit of any third party requesting the same and not made available by the licensee as a normal part of its Distribution Business remunerated by use of system charges including (without prejudice to the foregoing):

          (i) special metering (including "time of day" metering) to facilitate energy saving programs for the benefit of customers requesting the same;

          (ii) charges for moving mains, services or meters forming part of the licensee's distribution system to accommodate extension, re-design or re-development of any premises on which the same are located or to which they are connected; and

          (iii)the provision of electric lines and electrical plant (a) insofar as the same are required for the specific purpose of enabling the provision of top-up or standby

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                  supplies or sales of electricity or (b) to provide a higher degree of security than is required for the purposes of complying with Condition 9.

C6. There may be treated as an excluded service for the purposes of the Distribution Business, charges for the relocation of electric lines or electrical plant and the carrying out of works associated therewith pursuant to a statutory obligation (other than under Section 9(1) or Section 16 of the Act) imposed on the licensee.

         Supply and Second-Tier Supply Business

C7. Subject to paragraph C9, a service provided by the licensee as part of its Supply Business or Second-Tier Supply Business may be treated as an excluded service in so far as it consists of the provision of services for the specific benefit of customers requesting the same and not made available by the licensee as a normal part of such Business.

         Information to be provided to the Director

C8. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, details specifying separately the nature of all services provided as part of its Distribution Business or supply business or Second-Tier Supply Business by the licensee and treated as excluded services by the licensee during the course of such year and stating the revenues derived by the licensee in respect of each such service so treated.

C9. Where the Director is satisfied that in light of the principles set out in paragraph C2 to C7 inclusive any service treated by the licensee as an excluded service should not be so treated, the Director shall issue directions to that effect, and the service or services specified in the directions shall cease to be treated as excluded services from

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         the date of issue of the directions or (subject to paragraph 11 of
         Condition 3E0 such other date as may be specified in the directions.



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                                     PART D
                     Regulated distribution unit categories

D1. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, details specifying separately those use of system charges in respect of which the licensee has during the course of such year treated the units distributed as falling within the definition of each of LVI units and LV2 units and LV3 units respectively.

D2. The definition of LVI units includes units distributed under the following tariffs:

E7DT/90                   Economy 7 Tariff (day units)
WMT/LA/90                 Domestic Day/Night (Limited Application)
     The White Meter Tariff (day units)
E7BT/90 economy 7 block Tariff (day units) E7DNT/90 Economy 7
Day and Night Tariff (all non-night units) E7FT/90 Economy 7
Farm Tariff (day units) FDNT/90 Farm Day/Night (Limited
Application) Tariff (day units)


     D3. The definition of LV2 units includes units distributed under the following tariffs:

E7DT/90                   Economy 7 Tariff (day units)
WMT/LA/90                 Domestic Day/Night - The White Meter Tariff (night
                          units)
OP7T/LA/90                The Off Peak (7 hr) (Limited Application) Tariff\
OPT/N/LA/90               Off Peak Night Only (Limited Application) Tariff
OPT/LA/90                 Off-Peak (Limited Application) Tariff
E7BT/90                   Economy 7 Block Tariff (night units)
E7DNT/90                  Economy 7 Day & Night Tariff (night units)
E7FT/90                   Economy 7 Farm Tariff (night units)
FDNT/90                   Farm Day/Night (Limited Application) Tariff (night
                          units)
Tariff Codes              201-214 Assorted Non-standard off peak tariffs


D4. The definition of LV3 units includes units distributed under the following tariffs:

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DT/90             Domestic Tariff
BT/90                     Block Tariff
FRT/LA/90                 Farm Tariff
FRT/LA/90                 Flat Rate (Limited Application) tariff
FT/90                     Farm Tariff
AFT/LA/90                 Alternative Farm (Limited Application) Tariff
NT/90             Day and Night (Limited Application) Tariff
MSTA/90                   Supply Tariff A (Scales B and C)
MNT/LA/90                 Demand Day/Night (Limited Application) Tariff
                          (Scales B and C)
                          Public Lighting terms
                          LV STOD terms
                          All other LV tariffs and variants of tariffs not included in LV(1) and LV(2)


D5. Notwithstanding the provisions of paragraphs D2 to D4 above, where the Director is satisfied that a tariff or tariffs in respect of which the licensee has treated the units distributed as falling within one of the categories in paragraphs D2 to D4 above should not be so treated, the Director shall issue directions to that effect and the tariff or tariffs specified in the directions shall cease to be so treated from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions and shall with effect from such date be treated in such manner as may be specified in the directions.


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                                     PART E
             Calculation of factor in respect of distribution losses

E1. For the purpose of calculation of the term At (being a factor in respect of distribution losses), the term ALt and Lt as used in paragraph 3 of Condition 3A shall each be determined using the consistent methodological basis set out in paragraphs E2 to E5 below.

         Consistent methodological basis for determination of ALt and Lt

E2.  Adjusted  distribution  losses shall be determined as being the  difference
     between   adjusted  grid  supply  point   purchases   and  adjusted   units
     distributed.

E3. Units metered on entry to the licensee's distribution system shall be adjusted to obtain adjusted grid supply point purchases by:

         (a)      excluding that number of units which is equal to the sum of:

               (i)  EHV units; and

               (ii) units  distributed by the licensee for the purpose of supply to premises outside the licensee's authorised area; and

               (iii)an amount in  respect of  distribution  losses  between  the grid supply point and the exit point attributable to the units referred to in (i) and (ii) above, as determined in accordance with paragraph A5 in Part A of Schedule 3; and

         (b) including an amount (in units) to represent the effect of units entering the licensee's distribution system otherwise than at grid supply points, being the difference between the number of units so entering and the number of units that would have been required to have entered at grid supply points in their

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                  absence (such latter number of units being calculated
                  consistently with the principles underlying the schedule of adjustment factors in respect of distribution losses referred to at sub-paragraph (b) of paragraph 3 of Condition 8).

E4. For so long as units are metered on entry to the licensee's distribution system at bulk supply points instead of at grid supply points, such units shall be calculated by:

     (i) applying the procedures in paragraph E3 as if all references to units metered at grid supply points were to units metered at bulk supply points; and

     (ii) grossing-up units metered at the bulk supply points by the relevant grid supply point conversion factor being either:

          (a)  0.5 per cent. of the units metered at the bulk supply points; or

          (b) such other factor to take account of losses occurring between the grid supply points and the bulk supply points as the licensee may with the prior approval of the Director determine to be appropriate.

E5.  Adjusted units distributed shall be obtained by:

     (a) calculating all units distributed by the licensee metered at exit points on leaving the licensee's distribution system; and

     (b) deducting therefrom EHV units and units distributed for the purpose of supply to premises outside the licensee's authorised area; and


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     (c)  adding thereto an amount equal to the units consumed on the licensee's premises in the authorised area (insofar as not otherwise taken into account in determining units distributed under sub-paragraph (a) above).

         Initial relevant loss percentage in the term ALt

E6. In the first relevant year, the initial relevant loss percentage in the term ALt shall (consistently with the methodology set out in paragraphs E2 to E5 above) be determined as being:

           adjusted GSP purchase units less adjusted units distributed adjusted units distributed


         where adjusted GSP purchase units are calculated as provided in paragraph E7 and adjusted units distributed are calculated as provided in paragraph E8.

E7. Adjusted GSP purchase units shall be calculated in accordance with the procedures successively described in the following sub-paragraphs:

     (a) the actual losses in each of relevant years t-1, t-2 and t-3 (the "historic losses") shall be calculated as the difference in each of those years between units purchased at entry points to the licensee's distribution system and units sold;

     (b) the historic loss percentage shall be calculated as the proportion (expressed as a percentage) which the aggregate historic losses were of the aggregate units purchased at entry points to the licensee's distribution system, in each case over the three relevant years t-1 to t-3;

     (c) the total number of units sold in relevant year t-1 shall be grossed up by the historic loss percentage ("BSP purchase units); and


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     (d)  the figure for BSP purchase  units  resulting from  sub-paragraph  (c)
          shall be adjusted to obtain adjusted GSP purchase units in accordance with the provisions of paragraph E3 and E4 above.

E8. Adjusted units distributed shall be calculated by applying the methodology of paragraph E5 in respect of those units referred to in sub-paragraph (a) to (c) of paragraph E5 in relevant year t-1.

         Information to be provided to the Director

E9. The licensee shall within three months after the entry into force of this licence furnish to the Director a statement showing the initial relevant loss percentage and the underlying calculations.

E10. The licensee shall, following the end of each relevant year, furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, a statement showing adjusted distribution losses for that relevant year, accompanied by the underlying calculations and (where appropriate) an explanation of any changes in the basis of calculation or estimation thereof.

E11. Where  the  Director  is  satisfied   that  any   statement  or  underlying
     calculation provided has not been drawn up in conformity with paragraphs E2 to E8 above, the Director may issue directions, and the statement or underlying calculation shall be adjusted with effect from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions.


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                                     PART F
                           Electricity purchase costs

F1. For the purposes of the term Et in paragraph 3 of Condition 3B, the licensee's electricity purchase costs shall, subject to paragraph F8 of this Part of Schedule 3, comprise:

     (a) costs payable (measured on an accruals basis) by the licensee in respect of the establishment, management and administration of Non-Fossil Purchasing Agency Limited pursuant to the terms of a shareholders' or agency agreement to be dated 30th March, 1990; and

     (b) amounts becoming payable (measured on an accruals basis) by the licensee pursuant to qualifying arrangements (as defined by Section 33 of the Act), together with finance costs (if any) incurred by the licensee in funding the amounts so becoming payable in the period prior to the receipt by the licensee of the amounts referred to below, net of amounts receivable (measured on an accruals basis) by the licensee in respect of:

          (i) the re-sale by the licensee of any of the electricity the subject of such qualifying arrangements; and

          (ii) payments made to the licensee  pursuant to Regulations made under
               Section 33(1) of the Act; and

                  for this purpose "re-sale" shall be deemed to include delivery of the electricity by the seller thereof to the pool established pursuant to the Pooling and Settlement Agreement or to another person at the direction of the licensee; and


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     (c)  amounts  becoming  payable  (measured  on an  accruals  basis)  by the licensee under the terms of the Pooling and Settlement Agreement in respect of the purchase by the licensee of electricity under the terms of such agreement; and

     (d) the net amount (whether being a positive or a negative amount) payable or receivable (as the case may be, and in either case measured on an accruals basis) by the licensee in respect of electricity purchase or sale contracts, as determined in accordance with paragraphs F2 to F6 below; and

     (e) the net amount payable (measured on an accruals basis) in respect of purchases of electricity otherwise than under the terms of the Pooling and Settlement Agreement; and

     (f) the net amount payable (measured on an accruals basis) under output contracts for the entitlement to electricity other than leviable electricity accepted as such by the Director for the purposes of
          Section 33 of the Act and any Regulations made thereunder

         but so that no amount may be taken into account more than once for the purposes of sub-paragraphs (a) to (f).

F2.  For the purposes this Part of Schedule 3 (and save as provided in paragraph
     F3), payments or receipts under any electricity purchase or sale contract shall include all amounts payable or receivable for the grant of or pursuant to the terms of such contract.

F3. Notwithstanding paragraph F2, contracts or arrangements the principal purpose of which is to enable the licensee to hedge currency exchange risks shall not be treated as electricity purchase or sale contracts.


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F4.  Subject  to  paragraph  F6,  any  fixed or lump  sum  payments  payable  or receivable under electricity purchase or sale contracts which span two or more relevant years shall be time apportioned to the periods of such contract falling within each relevant year.

F5. Subject to paragraph F6, on the sale or other disposition by the licensee of any electricity purchase or sale contract or its rights and obligations thereunder, amounts receivable in respect of such sale or disposition shall (net of any amounts otherwise failing to be apportioned to a subsequent relevant year in accordance with paragraph F4) be taken from account as a receipt at the time it accrues due to the licensee.

F6.  Insofar as either:

     (a) the treatment of amounts payable or receivable under electricity purchase or sale contracts does not fail to be specified in the preceding paragraphs of this Part; or

     (b) the treatment of such amounts is in the opinion of the licensee and its Auditors contrary to best accounting practice,

         the license shall notify the Director of the manner in which it proposes to treat such amounts, such notifications to be accompanied by an opinion from the auditors confirming that the treatment proposed is in accordance with best accounting practice, and (save where the Director issues directions that such amounts should be treated in another manner specified in those directions) the licensee shall thereafter treat such amounts in the manner notified.

F7. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, a statement:

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     (i)  specifying the number and nature of contracts failing to be treated by the licensee as electricity purchase or sale contracts in that relevant year;

     (ii) specifying the aggregate amounts payable and the aggregate amounts receivable by the licensee under such contracts during that relevant year;

     (iii)confirming that the amounts treated as payable or receivable in respect of such contracts in the relevant year were computed in accordance with the preceding paragraphs of this Part and, where appropriate, accompanied by an explanation of any changes in the treatment of any contract or arrangement as being an electricity purchase or sale contract or in the treatment of amounts payable or receivable under any electricity purchase or sale contract.

F8.  Where the Director is satisfied that:

     (i) any contract or arrangement treated as an electricity purchase or sale contract should not be so treated, or any contract or arrangement not so treated should be so treated; or

     (ii) the basis on which amounts payable or receivable under an electricity purchase or sale contract are not apportioned in conformity with the preceding paragraphs of this Part,

         the Director may issue directors requiring an alternative basis of treatment of such contract or arrangement or of the apportionment of amounts payable or receivable under such electricity purchase or sale contract (as the case may be), and the basis of such treatment or apportionment by the licensee shall be adjusted accordingly with

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


         effect from the date of issue of such directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions.




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